                                                                     EXHIBIT 4.4


--------------------------------------------------------------------------------


                          SCHEIN PHARMACEUTICAL, INC.

                          THE GUARANTORS PARTY HERETO

                                      AND

                        THE BANK OF NEW YORK, as Trustee


                                   INDENTURE

                         Dated as of December 24, 1997

                              --------------------

                                  $100,000,000

                      SENIOR FLOATING RATE NOTES DUE 2004



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                          Page


                                   ARTICLE I

                                DEFINITIONS............................  1
                                -----------
      SECTION 1.1  Certain Terms Defined...............................  1
                   ---------------------

                                  ARTICLE II

                          ISSUE, EXECUTION, FORM AND
                        REGISTRATION OF SECURITIES..................... 16
                        --------------------------
      SECTION 2.1  Authentication and Delivery of Securities........... 16
                   -----------------------------------------
      SECTION 2.2  Execution of Securities............................. 17
                   -----------------------
      SECTION 2.3  Certificate of Authentication....................... 17
                   -----------------------------
      SECTION 2.4  Form, Denomination and Date of Securities; Payments
                   ---------------------------------------------------
            of Interest................................................ 17
            -----------
      SECTION 2.5  Registration, Transfer and Exchange................. 19
                   -----------------------------------
      SECTION 2.6  Mutilated, Defaced, Destroyed, Lost and Stolen
                   -----------------------------------------------
            Securities................................................. 22
            ----------
      SECTION 2.7  Cancellation of Securities; Destruction Thereof..... 23
                   -----------------------------------------------
      SECTION 2.8  Temporary Securities; Global Securities............. 23
                   ---------------------------------------
      SECTION 2.9  Effective Registration.............................. 25
                   ----------------------
      SECTION 2.10  CUSIP Numbers...................................... 25
                    -------------

                                  ARTICLE III

                         COVENANTS OF THE COMPANY...................... 25
                         ------------------------
      SECTION 3.1  Payment of Principal and Interest................... 25
                   ---------------------------------
      SECTION 3.2  Offices for Payments, etc........................... 25
                   -------------------------
      SECTION 3.3  Appointment to Fill a Vacancy in Office of Trustee.. 26
                   --------------------------------------------------
      SECTION 3.4  Paying Agents....................................... 26
                   -------------
      SECTION 3.5  Certificate to Trustee.............................. 27
                   ----------------------
      SECTION 3.6  Securityholders' Lists.............................. 27
                   ----------------------
      SECTION 3.7  Commission Reports.................................. 27
                   ------------------
      SECTION 3.8  Limitation on Indebtedness.......................... 28
                   --------------------------
      SECTION 3.9  Limitation on Restricted Payments................... 30
                   ---------------------------------
      SECTION 3.10  Limitation on Sales of Assets and Subsidiary Stock. 32
                    --------------------------------------------------
      SECTION 3.11  Limitation on Restrictions on Distributions from
                    -------------------------------------------------
            Restricted Subsidiaries.................................... 35
            -----------------------
      SECTION 3.12  Limitation on Sale of Capital Stock of Restricted
                    --------------------------------------------------
            Subsidiaries............................................... 35
            ------------
      SECTION 3.13  Limitation on Liens................................ 36
                    -------------------
      SECTION 3.14  Limitations on Affiliate Transactions.............. 37
                    -------------------------------------
      SECTION 3.15  Change of Control.................................. 38
                    -----------------
      SECTION 3.16  Limitation on Lines of Business.................... 39
                    -------------------------------
      SECTION 3.17 Limitation on Sale and Leaseback Transactions....... 40
                   ---------------------------------------------

      SECTION 3.18  Payments for Consent............................... 40
                    --------------------
      SECTION 3.19  Waiver of Stay, Extension or Usury Laws............ 40
                    ---------------------------------------

                                  ARTICLE IV

                           DEFAULTS AND REMEDIES....................... 40
                           ---------------------
      SECTION 4.1  Event of Default Defined; Acceleration of Maturity.. 40
                   --------------------------------------------------
      SECTION 4.2  Acceleration........................................ 42
                   ------------
      SECTION 4.3  Other Remedies...................................... 43
                   --------------
      SECTION 4.4  Waiver of Past Defaults............................. 43
                   -----------------------
      SECTION 4.5  Control by Majority................................. 43
                   -------------------
      SECTION 4.6  Limitation on Suits................................. 44
                   -------------------
      SECTION 4.7  Rights of Holders to Receive Payment................ 44
                   ------------------------------------
      SECTION 4.8  Collection Suit by Trustee.......................... 44
                   --------------------------
      SECTION 4.9  Trustee May File Proofs of Claim.................... 44
                   --------------------------------
      SECTION 4.10  Priorities......................................... 45
                    ----------
      SECTION 4.11  Undertaking for Costs.............................. 45
                    ---------------------

                                   ARTICLE V

                          CONCERNING THE TRUSTEE....................... 45
                          ----------------------
      SECTION 5.1  Duties and Responsibilities of the Trustee; During
                   ---------------------------------------------------
            Default; Prior to Default.................................. 45
            -------------------------
      SECTION 5.2  Certain Rights of the Trustee....................... 47
                   -----------------------------
      SECTION 5.3  Trustee Not Responsible for Recitals, Disposition of
                   ----------------------------------------------------
            Securities or Application of Proceeds Thereof.............. 48
            ---------------------------------------------
      SECTION 5.4  Trustee and Agents May Hold Securities; Collections,
                   ----------------------------------------------------
            etc........................................................ 48
            ---
      SECTION 5.5  Moneys Held by Trustee.............................. 48
                   ----------------------
      SECTION 5.6  Compensation and Indemnification of Trustee and Its
                   ---------------------------------------------------
            Prior Claim................................................ 48
            -----------
      SECTION 5.7  Right of Trustee to Rely on Officer's Certificate,
                   --------------------------------------------------
            Etc........................................................ 49
            --
      SECTION 5.8  Persons Eligible for Appointment as Trustee......... 49
                   -------------------------------------------
      SECTION 5.9  Resignation and Removal; Appointment of Successor
                   -------------------------------------------------
            Trustee.................................................... 49
            -------
      SECTION 5.10  Acceptance of Appointment by Successor Trustee..... 50
                    ----------------------------------------------
      SECTION 5.11  Merger, Conversion, Consolidation or Succession to
                    --------------------------------------------------
            Business of Trustee........................................ 51
            -------------------
      SECTION 5.12  Notice of Defaults................................. 51
                    ------------------
      SECTION 5.13  Reports by the Trustee............................. 51
                    ----------------------

                                  ARTICLE VI

                      CONCERNING THE SECURITYHOLDERS................... 52
                      ------------------------------
      SECTION 6.1  Evidence of Action Taken by Securityholders......... 52
                   -------------------------------------------
      SECTION 6.2  Proof of Execution of Instruments and of Holding of
                   ----------------------------------------------------
            Securities; Record Date.................................... 52
            -----------------------

      SECTION 6.3  Holders to be Treated as Owners..................... 52
                   -------------------------------
      SECTION 6.4  Securities Owned by Company Deemed Not Outstanding.. 53
                   --------------------------------------------------
      SECTION 6.5  Right of Revocation of Action Taken................. 53
                   -----------------------------------

                                  ARTICLE VII

                                AMENDMENTS............................. 53
                                ----------
      SECTION 7.1  Without Consent of Holders.......................... 53
                   --------------------------
      SECTION 7.2  With Consent of Holders............................. 54
                   -----------------------
      SECTION 7.3  Compliance with Trust Indenture Act................. 55
                   -----------------------------------
      SECTION 7.4  Revocation and Effect of Consents and Waivers....... 55
                   ---------------------------------------------
      SECTION 7.5  Notation on or Exchange of Securities............... 55
                   -------------------------------------
      SECTION 7.6  Trustee to Sign Amendments.......................... 56
                   --------------------------

                                 ARTICLE VIII

                         MERGER AND CONSOLIDATION...................... 56
                         ------------------------
      SECTION 8.1  When Company May Merge, Etc......................... 56
                   ----------------------------
      SECTION 8.2  Successor Corporation Substituted................... 56
                   ---------------------------------

                                  ARTICLE IX

                    DISCHARGE OF INDENTURE; DEFEASANCE................. 57
                    ----------------------------------
      SECTION 9.1  Discharge of Liability on Securities: Defeasance.... 57
                   ------------------------------------------------
      SECTION 9.2  Conditions to Defeasance............................ 58
                   ------------------------
      SECTION 9.3  Application of Trust Money.......................... 59
                   --------------------------
      SECTION 9.4  Repayment to Company................................ 59
                   --------------------
      SECTION 9.5  Indemnity for U.S. Government Obligations........... 60
                   -----------------------------------------
      SECTION 9.6  Reinstatement....................................... 60
                   -------------

                                   ARTICLE X

                           SUBSIDIARY GUARANTEE........................ 60
                           --------------------
      SECTION 10.1  Subsidiary Guarantee............................... 60
                    --------------------
      SECTION 10.2  Limitation on Liability............................ 62
                    -----------------------
      SECTION 10.3  Successors and Assigns............................. 62
                    ----------------------
      SECTION 10.4  No Waiver.......................................... 63
                    ---------
      SECTION 10.5  Modification....................................... 63
                    ------------
      SECTION 10.6  Release............................................ 63
                    -------

                                  ARTICLE XI

                         MISCELLANEOUS PROVISIONS...................... 63
                         ------------------------
      SECTION 11.1  Incorporators, Stockholders, Officers and Directors
                    ---------------------------------------------------
            of Company Exempt from Individual Liability................ 63
            -------------------------------------------
      SECTION 11.2  Provisions of Indenture for the Sole Benefit of
                    -----------------------------------------------
            Parties and Securityholders................................ 63
            ---------------------------
      SECTION 11.3  Successors and Assigns of Company Bound by
                    ------------------------------------------
            Indenture.................................................. 64
            ---------
      SECTION 11.4  Notices and Demands on Company, Trustee and
                    -------------------------------------------
            Securityholders............................................ 64
            ---------------
      SECTION 11.5  Officers' Certificates and Opinions of Counsel;
                    -----------------------------------------------
            Statements to Be Contained Therein......................... 64
            ----------------------------------
      SECTION 11.6  Payments Due on Saturdays; Sundays and Holidays.... 65
                    -----------------------------------------------
      SECTION 11.7  Conflict of Any Provision of Indenture with Trust
                    -------------------------------------------------
            Indenture Act.............................................. 65
            -------------
      SECTION 11.9  Counterparts....................................... 66
                    ------------
      SECTION 11.10  Effect of Headings................................ 66
                     ------------------

                                  ARTICLE XII

                         REDEMPTION OF SECURITIES...................... 66
                         ------------------------
      SECTION 12.1  Right of Optional Redemption; Prices............... 66
                    ------------------------------------
      SECTION 12.2  Applicability of Article........................... 66
                    ------------------------
      SECTION 12.3  Election to Redeem; Notice to Trustee.............. 66
                    -------------------------------------
      SECTION 12.4  Notice of Redemption; Partial Redemptions.......... 66
                    -----------------------------------------
      SECTION 12.5  Payment of Securities Called for Redemption........ 68
                    -------------------------------------------
      SECTION 12.6  Exclusion of Certain Securities from Eligibility for
                    ----------------------------------------------------
            Selection for Redemption................................... 68
            ------------------------

SCHEDULES AND EXHIBITS

SCHEDULE 1.1      CERTAIN PERMITTED HOLDERS
SCHEDULE 1.2      CORPORATE TRUST OFFICE

EXHIBIT A -       FORM OF INITIAL NOTE
EXHIBIT B -       FORM OF EXCHANGE NOTE
EXHIBIT C -       FORM OF TRANSFEROR CERTIFICATE FOR TRANSFER FROM RESTRICTED
                  GLOBAL SECURITY OR RESTRICTED SECURITY TO RESTRICTED SECURITY
EXHIBIT D -       FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE
EXHIBIT E -       FORM OF LEGAL OPINION ON TRANSFER
EXHIBIT F -       FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM RESTRICTED
                  SECURITY TO RESTRICTED GLOBAL SECURITY

          THIS INDENTURE, dated as of December 24, 1997 is entered into among Schein Pharmaceutical, Inc., a Delaware corporation (the "Company"), the Guarantors party hereto (the "Guarantors") and The Bank of New York, a New York banking corporation (the "Trustee").

                              W I T N E S E T H :
                              -----------------

          WHEREAS, the Company has duly authorized the issue of its Initial Senior Floating Rate Notes due 2004 (the "Initial Notes") and, when issued in exchange for Initial Notes as provided in the Registration Rights Agreement (as defined herein), the Company's Senior Floating Rate Notes due 2004 (the "Exchange Notes" and together with the Initial Notes, the "Securities"), and to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture; and

          WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done;

          NOW, THEREFORE:

          In consideration of the premises, the Company, the Guarantors and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          SECTION 1.1  Certain Terms Defined.  The following terms (except as
                       ---------------------
otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act (as defined herein), or the definitions of which in the Securities Act as (defined herein) are referred to in the Trust Indenture Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with GAAP (as defined herein). The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this
Article include the plural as well as the singular.

          "Acquired Indebtedness" means Indebtedness of a Person (i) existing at
           ---------------------
the time such Person becomes a Restricted Subsidiary or (ii) assumed by the Company or a Restricted Subsidiary in connection with the acquisition of assets from such Person. Acquired Indebtedness shall be deemed to be incurred on the date of the related acquisition of assets from any Person or the date the acquired Person becomes a Restricted Subsidiary.

          "Additional Assets" means (i) any property or assets (other than
           -----------------
Indebtedness and Capital Stock) to be used by the Company or a Restricted Subsidiary in a Related Business or (ii) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or another Restricted Subsidiary; provided, however, that
                                                       --------  -------
in the case of clause (ii) such Person is primarily engaged in a Related
Business.

          "Affiliate" of any specified Person means (i) any other Person,
           ---------
directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person or (ii) any Person who is a director or officer (a) of such Person, (b) of any Subsidiary of such Person or (c) of any Person described in clause (i) above. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of Section 3.14, "Affiliate" shall also mean any beneficial owner of
(x) shares and (y) rights or warrants to purchase shares (whether or not currently exercisable) representing in the aggregate 10% or more of the total voting power (assuming the exercise of any such rights or warrants) of the outstanding voting shares of Capital Stock of the Company on a fully diluted basis and any Person who would be an Affiliate of any such beneficial owner pursuant to the first sentence hereof.

          "Affiliate Transaction" has the meaning specified in Section 3.14(a).
           ---------------------

          "Agent Members" has the meaning specified in Section 2.4(c).
           -------------

          "Asset Disposition" means any sale, lease, transfer, issuance or other
           -----------------
disposition (or series of related sales, leases, transfers, issuances or dispositions that are part of a common plan) of shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares), property or other assets (each referred to for the purposes of this definition as a "disposition") by the Company or any of its Restricted Subsidiaries (including any disposition by means of a merger, consolidation or similar transaction) other than (i) a disposition by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Restricted Subsidiary, (ii) a disposition of inventory in the ordinary course of business, (iii) a disposition of obsolete or worn out equipment or equipment that is no longer useful in the conduct of the business of the Company and its Restricted Subsidiaries and that is disposed of in each case in the ordinary course of business, (iv) a transfer involving assets with a Fair Market Value not in excess of $5,000,000, (v) any sale of equity interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary, (vi) a disposition of all or substantially all of the assets of the Company in a manner permitted pursuant to Article VIII and (vii) any exchange or assignment in the ordinary course of business with any Person engaged in a Related Business of rights to manufacture and market drugs or other pharmaceutical products.

          "Attributable Debt" in respect of a sale and leaseback transaction
           -----------------
means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

          "Average Life" means, as of the date of determination, with respect to
           ------------
any Indebtedness or Preferred Stock, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to Preferred Stock multiplied by the amount of such payment by (ii) the sum of all such payments.

          "Bankruptcy Law" has the meaning specified in Section 4.1.
           --------------

          "Bayer AG" shall mean Bayer AG, a German corporation, and its
           --------
subsidiaries.

          "Board of Directors" means either the Board of Directors of the
           ------------------
Company or any committee of such Board of Directors duly authorized to act hereunder.

          "Business Day" means a day other than a Saturday, Sunday or other day
           ------------
on which commercial banks in New York City are authorized or required by law to close.

          "Capital Stock" means (i) any and all shares, interests,
           -------------
participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

          "Capitalized Lease Obligations" means, without duplication, all
           -----------------------------
monetary obligations of the Company or any of its Restricted Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases and, for purposes of this Indenture, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Change of Control" means (i) any sale, lease or other transfer (other
           -----------------
than a bona fide pledge of assets to secure Indebtedness incurred in accordance with the Indenture or under the Senior Credit Agreement) by the Company or any Restricted Subsidiary of all or substantially all of the assets of the Company to any Person as an entirety or substantially as an entirety in one transaction or a series of related transactions; (ii) the Company consolidates or merges with or into another Person pursuant to a transaction in which the outstanding Voting Shares of the Company are changed into or exchanged for cash, securities or other property, other than any such transaction where (a) the outstanding Voting Shares of the Company are changed into or exchanged for Voting Shares (other than Disqualified Stock) of the surviving corporation and (b) the holders of the Voting Shares of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Shares of the surviving corporation immediately after such transaction; (iii) a "person" or "group" (within the meaning of Section 13(d) or 14(d)(2) of the Exchange Act), other than a Permitted Holder or a group consisting solely of Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 35% of all Voting Shares of the Company then outstanding; (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Company was approved by a vote of 66 % of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (v) the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company.

          "Change of Control Offer" has the meaning set forth in Section 3.15.
           -----------------------

          "Change of Control Purchase Date" has the meaning specified in Section
           -------------------------------
3.15.

          "Change of Control Purchase Price" has the meaning specified in
           --------------------------------
Section 3.15.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "covenant defeasance option" has the meaning specified in Section
           --------------------------
9.1(b).

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Company" means Schein Pharmaceutical, Inc., a Delaware corporation,
           -------
and, subject to Article VIII, its successors and assigns.

          "Consolidated Cash Flow" for any period means the Consolidated Net
           ----------------------
Income of the Company and its consolidated Restricted Subsidiaries for such period, plus the following to the extent deducted in calculating such Consolidated Net Income: (i) income tax expense; plus (ii) Consolidated Interest Expense; plus (iii) depreciation expense; plus (iv) amortization expense; plus
(v) any other non-cash expenses, in each case for such period.

          "Consolidated Coverage Ratio," as of any date of determination, means
           ---------------------------
the ratio of (i) the aggregate amount of Consolidated Cash Flow for the period consisting of the most recent four consecutive fiscal quarters ending prior to the date of such determination to (ii) Consolidated Interest Expense for such period; provided, however, that (A) if the

Company or any of its Restricted Subsidiaries has incurred any Indebtedness since the beginning of such period that remains outstanding or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an incurrence of Indebtedness, or both, Consolidated Cash Flow and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been incurred on the first day of such period and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period, (B) if since the beginning of such period the Company or any of its Restricted Subsidiaries shall have made any Asset Disposition, Consolidated Cash Flow for such period shall be reduced by an amount equal to the Consolidated Cash Flow (if positive) attributable to the assets which are the subject of such Asset Disposition for such period or increased by an amount equal to the Consolidated Cash Flow (if negative) attributable thereto for such period, and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense attributable to any Indebtedness of the Company or any of its Restricted Subsidiaries repaid, repurchased, defeased or otherwise discharged with respect to the Company and its continuing Restricted Subsidiaries in connection with such Asset Disposition for such period (or, if the Capital Stock of any Restricted Subsidiary of the Company is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent the Company and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale), (C) if since the beginning of such period the Company or any of its Restricted Subsidiaries (by merger or otherwise) shall have made an Investment in any Restricted Subsidiary of the Company (or any Person which becomes a Restricted Subsidiary of the Company) or an acquisition of assets, including any Investment in a Restricted Subsidiary of the Company or any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business, Consolidated Cash Flow and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period, and (D) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary of the Company or was merged with or into the Company or any Restricted Subsidiary of the Company since the beginning of such period) shall have made any Asset Disposition or any Investment or acquisition of assets that would have required an adjustment pursuant to clause (B) or (C) above if made by the Company or a Restricted Subsidiary of the Company during such period, Consolidated Cash Flow and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Disposition, Investment or acquisition occurred on the first day of such period. For purposes of this definition, whenever pro forma effect is to be given to an acquisition of assets, the amount of income or earnings relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness incurred in connection therewith, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Company. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term in excess of 12 months).

          "Consolidated Interest Expense" means, for any period, the total
           -----------------------------
interest expense of the Company and its Restricted Subsidiaries, plus, to the extent not included in such interest expense and without duplication, (i) interest expense attributable to Capitalized Lease Obligations, (ii) amortization of debt discount and debt issuance cost, (iii) capitalized interest, (iv) non-cash interest expense, (v) commissions, discounts and other fees and charges owed with respect to letters of credit and banker's acceptance financing, (vi) interest actually paid by the Company or any such Restricted Subsidiary under any Guarantee of Indebtedness or other obligation of any other Person, (vii) net costs associated with Interest Rate Agreements (including amortization of fees), and (viii) the product of (a) all Preferred Stock dividends in respect of all Preferred Stock of Restricted Subsidiaries of the Company and Disqualified Capital Stock of the Company held by Persons other than the Company or a Restricted Subsidiary multiplied by (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of the Company, expressed as a decimal, in each case, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Net Income" means, for any period, the net income (loss)
           -----------------------
of the Company and its consolidated Restricted Subsidiaries; provided, however,
                                                             --------  -------
that there shall not be included in such Consolidated Net Income: (i) any net income (loss) of any Person if such Person is not a Restricted Subsidiary, except that subject to the limitations contained in clause (iv) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (iii) below); (ii) any net income (loss) of any person acquired by the Company or a Restricted Subsidiary in a pooling of interests transaction for any period prior to the date of such acquisition;
(iii) any net income (loss) of any Restricted Subsidiary if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, except that subject to the limitations contained in (iv) below, the Company's equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary during such period to the Company or another Restricted Subsidiary as a dividend (subject, in the case of a dividend that could have been made to another Restricted Subsidiary, to the limitation contained in this clause); (iv) any gain or loss realized upon the sale or other disposition of any assets of the Company or its consolidated Restricted Subsidiaries which are not sold or otherwise disposed of in the ordinary course of business and any gain or loss realized upon the sale or other disposition of any Capital Stock of any Person; (v) any extraordinary gain or loss; (vi) the cumulative effect of a change in accounting principles; and (vii) any loss resulting from a charge for acquired in-process research and development expenses incurred in connection with the acquisition of any other Person permitted hereunder.

          "Corporate Trust Office" means the office of the Trustee at which the
           ----------------------
corporate trust business of the Trustee shall, at any particular time, be administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street, 421 West, New York, NY 10286, Attention: Corporate Trust Administration.

          "Credit Agent"" means The Chase Manhattan Bank (formerly Chemical
           -------------
Bank), in its capacity as issuing bank, administrative agent and collateral agent for the lenders party to the Senior Credit Agreement, or any successor or successors thereto.

          "Custodian" has the meaning specified in Section 4.1.
           ---------

          "Default" means any event that is or, with the passage of time or the
           -------
giving of notice or both, would be an Event of Default.

          "Depository" shall mean The Depository Trust Company, its nominees,
           ----------
and their respective successors.

          "Disqualified Capital Stock" means, with respect to any Person, any
           --------------------------
Capital Stock of such Person which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness or Disqualified Capital Stock, or (iii) is redeemable at the option of the holder thereof, in whole or in part, in each case on or prior to the first anniversary of the final Stated Maturity of the Securities.

          "Effective Registration" means that the Company shall have (i)
           ----------------------
commenced a Registered Exchange Offer for the Initial Notes pursuant to an effective registration statement under the Securities Act or (ii) filed and caused to become effective a Notes Shelf Registration under the Securities Act for the sale of Securities by the Holders.

          "Equity Interests" means Capital Stock and all warrants, options or
           ----------------
other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Event of Default" means any event or condition specified as such in
           ----------------
Section 4.1 which shall have continued for the period of time, if any, therein designated.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Exchange Notes" has the meaning specified in the Recitals.
           --------------

          "Fair Market Value" means, with respect to any asset or property, the
           -----------------
sale value that would be obtained in an arm's-length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy as determined by the Board of Directors in good faith and evidenced by a resolution of the Board of Directors.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP as in effect on the date of this Indenture.

          "Guarantee" means any obligation, contingent or otherwise, of any
           ---------
Person directly or indirectly guaranteeing any Indebtedness of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of any other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part);

provided, however, that the term "Guarantee" shall not include endorsements for
--------  -------
collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Guarantor" means (i) each of the Company's Restricted Subsidiaries
           ---------
existing on the date hereof and (ii) each other Person that executes a Guarantee of the obligations of the Company under the Securities and this Indenture from time to time, and their respective successors and assigns; provided, however,
                                                           --------  -------
that "Guarantor" shall not include any Person that is released from its Guarantee of the obligations of the Company under the Securities and this Indenture.

          "Holder," "holder of Securities," "Securityholder" or other similar
           ------    --------------------    --------------
terms means the registered holder of a Security.

          "Indebtedness" means, with respect to any Person on any date of
           ------------
determination (without duplication), (i) the principal of and premium (if any) in respect of Indebtedness of such Person for borrowed money, (ii) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto) (other than obligations with respect to letters of credit securing obligations (other than obligations described in clauses (i), (ii) and (v)) entered into in the ordinary course of business of such Person to the extent that such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third business day following receipt by such Person of a demand for reimbursement following payment on the letter of credit), (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (other than accounts payable to trade creditors arising in the ordinary course of business), which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, (v) all Capitalized Lease

Obligations of such Person, (vi) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of Indebtedness of such Person
             --------  -------
shall be the lesser of (A) the Fair Market Value of such asset at such date of determination or (B) the amount of such Indebtedness of such other Persons,
(vii) all Indebtedness of other Persons to the extent Guaranteed by such Person,
(viii) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Capital Stock or, with respect to any Restricted Subsidiary of the Company, any Preferred Stock (but excluding, in each case, any accrued dividends), and (ix) to the extent not otherwise included in this definition, obligations of such Person under Interest Rate Agreements. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

          "Indenture" means this instrument as originally executed and delivered
           ---------
or, if amended or supplemented as herein provided, as so amended or supplemented.

          "Initial Notes" has the meaning specified in the Recitals.
           -------------

          "Institutional Accredited Investor" shall mean an institution that is
           ---------------------------------
an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act.

          "Interest Rate Agreement" means with respect to any Person any
           -----------------------
interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement as to which such Person is party or a beneficiary.

          "Investment" in any Person means any direct or indirect advance, loan
           ----------
(other than advances to customers in the ordinary course of business that are recorded as accounts receivable on the balance sheet of such Person) or other extension of credit (including by way of Guarantee or similar arrangement, but excluding any debt or extension of credit represented by a bank deposit other than a time deposit) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person.

          "Issue Date" means the date on which the Securities are originally
           ----------
issued.

          "legal defeasance option" has the meaning specified in Section 9.1(b).
           -----------------------

          "Lien" means any security interest, mortgage, pledge, hypothecation,
           ----
assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property, or any filing or recording of any instrument or document in respect of the foregoing, to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever.

          "Loan Agreement" means the Senior Subordinated Loan Agreement dated as
           --------------
of December 20, 1996 among the Company, the financial institutions party thereto as lenders and Societe Generale, as administrative agent.

          "Loans" means the loans made to the Company pursuant to the Loan
           -----
Agreement.

          "Material Subsidiary" means (i) any Subsidiary of the Company which is
           -------------------
a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act (as such Regulation is in effect on the date hereof) and (ii) any other Subsidiary of the Company which is material to the business, earnings, prospects, assets or condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole.

          "Net Available Cash" from an Asset Disposition means cash payments
           ------------------
received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Disposition or received in any other noncash form) therefrom, in each case net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses incurred, and all federal, state, foreign and local taxes required to be paid or accrued as a liability under GAAP, as a consequence of such Asset Disposition,
(ii) all payments made on any Indebtedness which is secured by any assets subject to such Asset Disposition, in accordance with the terms of any Lien upon such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition, (iii) all distributions and other payments required to be made to any Person owning a beneficial interest in assets subject to sale or minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition, and (iv) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the assets disposed of in such Asset Disposition and retained by the Company or any Restricted Subsidiary of the Company after such Asset Disposition.

          "Net Cash Proceeds," with respect to any issuance or sale of Capital
           -----------------
Stock, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result of such issuance or sale.

          "Non-Global Purchaser" has the meaning specified in Section 2.4(d).
           --------------------

          "Notes Shelf Registration" shall have meaning given such term in the
           ------------------------
Registration Rights Agreement.

          "Offer" has the meaning specified in Section 3.10(a)(iii)(D).
           -----

          "Offer Amount" has the meaning specified in Section 3.10(c)(ii).
           ------------

          "Offer Period" has the meaning specified in Section 3.10(c)(ii).
           ------------

          "Officer" means the Chief Executive Officer, the President, the chief
           -------
financial officer, the principal accounting officer, any executive vice president, any senior vice president, the Controller, the Treasurer, the Secretary or the Assistant Secretary of the Company.

          "Officers' Certificate" means a certificate signed the Chief Executive
           ---------------------
Officer, the President, the chief financial officer, the principal accounting officer, any executive vice president, any senior vice president, the Controller, the Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Trustee. Each such certificate shall comply with
Section 314 of the Trust Indenture Act and include the statements provided for in Section 11.5.

          "Opinion of Counsel" means an opinion in writing signed by legal
           ------------------
counsel who may be an employee of or counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall comply with
Section 314 of the Trust Indenture Act and include the statements provided for in Section 11.5, if and to the extent required hereby.

          "outstanding" when used with reference to Securities, shall, subject
           -----------
to the provisions of Section 6.4, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company (if the Company shall act as its own paying agent), provided that if such
                                                 --------
     Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.6 (unless proof satisfactory to the Trustee is presented that any of such Securities is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company).

          "Permitted Foreign Company" means (a) any corporation, business trust,
           -------------------------
joint venture, association, company or partnership formed under the laws of a country (or any political subdivision thereof) other than the United States, engaged primarily in any segment of the pharmaceutical or health-care industry or ancillary thereto and at least 50% of the equity interest of which is held, directly or indirectly, by the Company and Bayer AG (provided that, if
                                                     --------
applicable local law would not permit 50% of the equity interest in such an entity to be held by the Company and Bayer Ag, such percentage may be as low as 49% if the Company and Bayer AG otherwise Control the applicable entity), (b) any subsidiary of a Permitted Foreign Company described in clause (a) above and
(c) any wholly owned foreign subsidiary the only material assets of which are securities of Permitted Foreign Companies described in clause (a) above.

          "Permitted Holders" means (a)(i) the Persons listed on Schedule 1.1,
           -----------------
(ii) any individual forming part of the senior management of the Company on the date of this Indenture, (iii) any trust for the benefit of any of the foregoing and/or any member of their immediate families and (iv) the estate or personal representative of any of the foregoing, (b) any employee benefit plan (or related trust) for the benefit of the employees of the Company and its Restricted Subsidiaries and (c) Bayer AG and any of its subsidiaries.

          "Permitted Investment" means an Investment by the Company or any of
           --------------------
its Subsidiaries in (i) a Restricted Subsidiary of the Company or a Person which will, upon making such Investment, become a Restricted Subsidiary; provided,
                                                                   --------
however, that the primary business of such Subsidiary is a Related Business;
-------
(ii) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, the Company or a Subsidiary of the Company;

provided, however, that such Person's primary business is a Related Business;
--------  -------
(iii) Temporary Cash Investments; (iv) receivables owing to the Company or any of its Subsidiaries, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (v) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (vi) loans or advances to employees (other than those referred to in clause (xi) below) made in the ordinary course of business not in excess of $2,500,000 outstanding at any time; (vii) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any of its Subsidiaries or in satisfaction of judgments or claims; (viii) Interest Rate Agreements which are entered into by the Company for bona fide hedging purposes (as determined in good faith by the Board of Directors or senior management of the Company) with respect to Indebtedness of the Company incurred without violation of this Indenture or to customary commercial transactions of the Company entered into in the ordinary course of business; (ix) any Investment (other than a Temporary Cash Investment) evidenced by securities or other assets received in connection with an Asset Disposition pursuant to Section 3.10; (x) Investments, the payment for which consists exclusively of Equity Interests (exclusive of Disqualified Capital Stock) in the Company; or (xi) loans to employees made in connection with the exercise by them of options to purchase shares of the common stock of the Company, provided that the proceeds of such loans are used to purchase such shares and that such loans are secured by a pledge of such shares so purchased.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision hereof or any other entity.

          "Preferred Stock" as applied to the Capital Stock of any corporation,
           ---------------
means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

          "principal" of a Security means the principal of the Security plus the
           ---------
premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time.

          "property" of any Person means all types of real, personal, tangible,
           --------
intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person under GAAP.

          "Purchase Date" has the meaning specified in Section 3.10(c).
           -------------

          "QIB" shall mean a "qualified institutional buyer" as defined in Rule
           ---
144A under the Securities Act.

          "record date" has the meaning specified in Section 2.4.
           -----------

          "Refinanced Indebtedness" has the meaning specified in Section
           -----------------------
3.8(b)(xii).

          "Refinancing Indebtedness" means Indebtedness issued in exchange for,
           ------------------------
or the proceeds of which are used to extend, refinance, renew, replace or refund any Indebtedness permitted to be incurred pursuant to Section 3.8.

          "Registered Exchange Offer" shall have the meaning given such term in
           -------------------------
the Registration Rights Agreement.

          "Registration Rights Agreement" means the Exchange and Registration
           -----------------------------
Rights Agreement dated as of December __, 1997, between the Company, the Guarantors and Societe Generale with respect to the Securities.

          "Related Business" means any segment of the pharmaceutical or health-
           ----------------
care industry or ancillary thereto.

          "Representative" for any issue of Indebtedness shall mean the Person
           --------------
acting as agent, trustee or in a similar representative capacity for the holders of such Indebtedness, provided that if, and for so long as, any issue of
                      --------
Indebtedness lacks such a representative, then the Representative for such issue of Indebtedness shall at all such times constitute the holders of a majority in outstanding principal amount of the respective issue of Indebtedness.

          "Restricted Global Security" has the meaning specified in Section
           --------------------------
2.4(b).

          "Restricted Payments" has the meaning specified in Section 3.9(a)(iv).
           -------------------

          "Restricted Securities" has the meaning specified in Section 2.4(d).
           ---------------------

          "Restricted Securities Legend" has the meaning specified in Section
           ----------------------------
2.4.

          "Restricted Subsidiary" shall mean any Subsidiary other than an
           ---------------------
Unrestricted Subsidiary.

          "Rule 144A" means Rule 144A under the Securities Act.
           ---------

          "Secured Indebtedness" means any Indebtedness of the Company secured
           --------------------
by a Lien.

          "Security" or "Securities" has the meaning specified in the Recitals.
           --------      ----------

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Senior Credit Agreement" means, collectively, the Senior Credit
           -----------------------
Agreement, dated as of September 5, 1995, by and among the Company, the lenders named therein, and The Chase Manhattan Bank (formerly Chemical Bank) as Credit Agent for the lenders, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, as such credit agreement and/or related documents may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time whether or not with the same agent or lenders and irrespective of any changes in the terms and conditions thereof. Without limiting the generality of the foregoing, the term "Senior Credit Agreement" shall include any amendment, amendment and restatement, renewal, extension, restructuring, supplement or modification to the Senior Credit Agreement and all refundings, refinancing and replacements of any facility provided for therein, including any agreement or agreements, (i) extending the maturity of any Indebtedness incurred thereunder or contemplated thereby, (ii) adding or deleting borrowers or guarantors thereunder, or (iii) increasing the amount of Indebtedness incurred thereunder or available to be borrowed thereunder to the extent permitted under this Indenture.

          "Senior Indebtedness" means all Indebtedness other than Subordinated
           -------------------
Indebtedness.

          "Stated Maturity" means, with respect to any security, the date
           ---------------
specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision.

          "Subordinated Indebtedness" means any Indebtedness of the Company
           -------------------------
(whether outstanding on the Issue Date or thereafter incurred) that is subordinate or junior in right of payment to the Securities.

          "Subsidiary" of any Person means any corporation, association,
           ----------
partnership or other business entity (a) of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person,
(ii) such Person and one or more Subsidiaries of such Person, or (iii) one or more Subsidiaries of such Person or (b) that is or would otherwise be treated on a consolidated basis with such Person under, and in accordance with, GAAP. Unless otherwise specified herein, each reference to a Subsidiary shall refer to a Subsidiary of the Company.

          "Subsidiary Guarantee" has the meaning specified in Section 10.1.
           --------------------

          "Successor Company" has the meaning specified in Section 8.1(i).
           -----------------

          "Temporary Cash Investments" means any of the following:  (i) any
           --------------------------
Investment in direct obligations of the United States of America or any agency or instrumentality thereof or obligations Guaranteed by the United States of America or any agency or instrumentality thereof, (ii) Investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital, surplus and undivided profits aggregating in excess of $500,000,000 (or the foreign currency equivalent thereof) and whose long-term debt, or whose parent holding company's long-term debt, is rated "A" (or such similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities
Act), (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above, or (iv) Investments in commercial paper, maturing not more than 180 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States of America or any foreign country recognized by the United States of America with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard Poor's Ratings Group.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as
           -------------------
amended.

          "Trust Officer" means the Chairman of the Board, the President or any
           -------------
other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

          "Trustee" means the entity identified as "Trustee" in the first
           -------
paragraph hereof and, subject to the provisions of Article V, shall also include any successor trustee.

          "U.S. Government Obligations" means direct obligations (or
           ---------------------------
certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

          "Unrestricted Subsidiary" means (i) Schein Pharmaceutical
           -----------------------
(Netherlands) B.V., Schein Pharmaceutical (Bermuda) Ltd., and Schein Farmaceutica de Peru and (ii) any Subsidiary (other than a Subsidiary which would constitute a Material Subsidiary) that at the time of determination shall have been designated an Unrestricted Subsidiary by the Board of Directors of the Company in the manner provided below and which remains so designated at the time of determination. The Board of Directors of the Company may, by a Board resolution delivered to the Trustee, designate any Restricted Subsidiary of the Company (other than a Material Subsidiary) (including any newly acquired or newly formed Subsidiary of the Company) to be an Unrestricted Subsidiary unless such Restricted Subsidiary owns any Capital Stock of, holds any Lien on any property of, the Company or any Restricted Subsidiary, and provided that no
                                                           --------
Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such designation. The Board of Directors of the Company may designate any Unrestricted Subsidiary to be a Restricted Subsidiary of the Company, provided that (i) no Default or Event of Default shall have
                --------
occurred and be continuing at the time of or after giving effect to such designation and (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such designation would, if incurred at such time, have been permitted to be incurred for all purposes of this Indenture.
Any designation by the Board of Directors of the Company pursuant to the Indenture shall be evidenced to the Trustee by promptly filing with the Trustee a copy of the Board resolutions giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing provisions.

          "Voting Shares" of a Person means all classes of Capital Stock of such
           -------------
Person then outstanding and normally entitled to vote in the election of directors or managers.

          "Weighted Average Life to Maturity" means, when applied to any
           ---------------------------------
Indebtedness or Disqualified Capital Stock, as the case may be, at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (x) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (b) the then outstanding principal amount or liquidation preference, as applicable, of such Indebtedness or Disqualified Capital Stock, as the case may be.


                                   ARTICLE II

                           ISSUE, EXECUTION, FORM AND
                           REGISTRATION OF SECURITIES
                           --------------------------

          SECTION 2.1  Authentication and Delivery of Securities.  Upon the
                       -----------------------------------------
execution and delivery of this Indenture, or from time to time thereafter, Securities in an aggregate principal amount not to exceed $100,000,000 (except as otherwise provided in Section 2.6) may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Company, signed by its Chief Executive Officer, President, chief financial officer, principal accounting officer, any senior vice president, any executive vice president, its Controller, Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary without any further action by the Company.

          SECTION 2.2  Execution of Securities.  The Securities shall be signed
                       -----------------------
on behalf of the Company by its Chief Executive Officer, President, chief financial officer, principal accounting officer, any senior vice president, any executive vice president, its Controller, Treasurer or any Assistant Treasurer or its Secretary or any Assistant Secretary. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Security which has been duly authenticated and delivered by the Trustee.

          In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such officer.

          SECTION 2.3  Certificate of Authentication.  Only such Securities as
                       -----------------------------
shall bear thereon a certificate of authentication substantially in the form set forth in Exhibit A and Exhibit B, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

          SECTION 2.4  Form, Denomination and Date of Securities; Payments of
                       ------------------------------------------------------
Interest.  (a)  The Initial Notes and the Trustee's certificate of
--------
authentication shall be substantially in the form of Exhibit A hereto, and the Exchange Notes and the Trustee's certificate of authentication shall be in substantially the form of Exhibit B hereto, each of which is part of this Indenture. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee. Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage. All Securities shall be otherwise substantially identical expect as to denomination and as provided herein.

          Each Security shall be dated the date of its authentication, shall bear interest from the applicable date, and shall be payable on the dates specified on the face of the form of Security recited above.

          The Person in whose name any Security is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent that the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the Persons in whose names outstanding Securities are registered at the close of business on a subsequent record date (which shall be not less than five business days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Company to the holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month and shall mean, if such interest payment date is the fifteenth day of a calendar month, the last day of the next preceding calendar month, whether or not such record date is a business day.

          (b) The Initial Notes are being offered and sold by the Company pursuant to the Loan Agreement. The Initial Notes offered and sold to QIBs in reliance on Rule 144A, except as provided in Section 2.4(d) hereof, shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form without interest coupons with the Global Securities Legend and Restricted Securities Legend set forth in the form of Initial Notes (the "Restricted Global Security") deposited with the Trustee, at the Corporate Trust Office, as custodian for and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

          (c) This Section 2.4(c) shall apply only to the Restricted Global Security deposited with or on behalf of the Depository.

          Members of, or participants in, the Depository (the "Agent Members") shall have no rights under this Indenture with respect to any Restricted Global Security held on their behalf by the Depository or under the Restricted Global Security, and the Depository may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the absolute owner of the Restricted Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

          (d) Except as provided in this Section 2.4(d) and Section 2.8, owners of beneficial interests in the Restricted Global Security will not be entitled to receive physical delivery of certificated Initial Notes. Purchasers of Initial Notes who are not QIBs or QIBs who elect to receive certificated Initial Notes instead of holding their interest through the Restricted Global Security (collectively, the "Non-Global Purchasers") will receive certificated Initial Notes bearing the Restricted Securities Legend (the "Restricted Securities"); provided, however, that upon transfer to a QIB of any such certificated Initial
--------  -------
Notes initially issued to a Non-Global Purchaser, such certificated Initial Notes will, unless the transferee requests otherwise or the Restricted Global Security has previously been exchanged in whole for Restricted Securities, be exchanged for an interest in the Restricted Global Security pursuant to the provisions of Section 2.5. Restricted Securities will bear the Restricted Securities Legend unless removed in accordance with Section 2.5.

          Upon the occurrence of an Effective Registration involving a Notes Shelf Registration, all requirements with respect to the Restricted Global Security and legends on Initial Notes will cease to apply, and certificated Initial Notes without the Restricted Securities Legend will be available to the Holders. Upon the occurrence of an Effective Registration involving the Registered Exchange Offer, all requirements with respect to the Restricted Global Security will cease to apply and certificated Initial Notes with the "Restricted Securities Legend" will be available to Holders that do not exchange their Initial Notes for Exchange Notes, and certificated Exchange Notes without any legends will be available to Holders that exchange their Initial Notes for Exchange Notes.

          All certificated Securities shall be issuable in denominations of $1,000 principal amount and any integral multiple thereof.

          SECTION 2.5  Registration, Transfer and Exchange.  (a) The Company
                       -----------------------------------
will keep at each office or agency to be maintained for the purpose as provided in Section 3.2 a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

          Upon due presentation for registration of transfer of any Security at each such office or agency, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities in authorized denominations for a like aggregate principal amount.

          Any Security or Securities may be exchanged for a Security or Securities in other authorized denominations, in an equal aggregate principal amount. Securities to be exchanged shall be surrendered at each office or agency to be maintained by the Company for the purpose as provided in Section 3.2, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

          All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder or his attorney duly authorized in writing.

          The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

          The Trustee shall not be required to exchange or register a transfer of (a) any Securities for a period of 15 days next preceding the mailing of notice of redemption of Securities to be redeemed and ending on the date of such mailing or (b) any Securities selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

          All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

          (b) Notwithstanding any provision to the contrary herein, so long as the Restricted Global Security remains outstanding and is held by or on behalf of the Depository, transfers of the Restricted Global Security, in whole or in part, shall only be made in accordance with Section 2.4(d) and this Section 2.5 as set forth below.

               (i) Subject to clauses (ii) through (iv) below, transfers of the Restricted Global Security shall be limited to transfers of the Restricted Global Security in whole, but not in part, to nominees of the Depository or to a successor of the Depository or such successor's nominee.

               (ii) Restricted Global Security to Restricted Security. If a
                    -------------------------------------------------
     holder of a beneficial interest in the Restricted Global Security deposited with the Depository wishes at any time to transfer its interest therein to a Person who wishes to take delivery thereof in the form of a Restricted Security, such holder may, subject to the rules and procedures of the Depository, cause the exchange of such interest for one or more Restricted Securities of any authorized denomination or denominations and of the same aggregate principal amount. Upon receipt by the Trustee at its Corporate Trust Office of (1) instructions from the Depository directing the Trustee to authenticate and deliver one or more Restricted Securities of the same aggregate principal amount as the beneficial interest in the Restricted Global Security to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Restricted Securities to be so issued and appropriate delivery instructions, (2) a certificate in the form of Exhibit C attached hereto given by the holder of such beneficial interest and stating that the

     Person transferring such interest in the Restricted Global Security reasonably believes that the Person acquiring the Restricted Securities for which such interest is being exchanged is an Institutional Accredited Investor and is acquiring such Restricted Securities for its own account or for one or more accounts as to which the transferee exercises sole investment discretion, (3) a certificate in the form of Exhibit D attached hereto given by the Person acquiring the Restricted Securities for which such interest is being exchanged, to the effect set forth therein, and (4) an opinion of counsel to the holder of such beneficial interest in the form of Exhibit E attached hereto, to the effect set forth therein, then the Trustee will instruct the Depository to reduce the Restricted Global Security by the aggregate principal amount of the beneficial interest therein to be exchanged, and concurrently with such reduction the Company shall execute, and the Trustee shall authenticate and deliver, one or more Restricted Securities of the same aggregate principal amount, in accordance with the instructions referred to above.

               (iii)      Restricted Security to Restricted Global Security.  If
                          -------------------------------------------------
     a holder of a Restricted Security wishes at any time to transfer such Restricted Security to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Security, such holder may, subject to the rules and procedures of the Depository, cause the exchange of such Restricted Security for an equivalent beneficial interest in the Restricted Global Security. Upon receipt by the Trustee at its Corporate Trust Office of (1) such Restricted Security, duly endorsed as provided herein, (2) instructions from such holder directing the Trustee to credit or cause to be credited a beneficial interest in the Restricted Global Security equal to the principal amount of the Restricted Security to be exchanged, such instructions to contain information regarding the participant account with the Depository to be credited with such interest, and (3) a certificate in the form of Exhibit F attached hereto, then the Trustee shall cancel or cause to be cancelled such Restricted Security and shall instruct the Depository to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security equal to the principal amount of the Restricted Security so cancelled.

               (iv) Restricted Security to Restricted Security.  If a holder of
                    ------------------------------------------
     a Restricted Security wishes at any time to transfer such Restricted Security to a Person who wishes to take delivery thereof in the form of a Restricted Security, such holder may, subject to the restrictions on transfer set forth herein and in such Restricted Security, cause the exchange of such Restricted Securities for one or more Restricted Securities of any authorized denomination or denominations and of the same aggregate principal amount. Upon receipt by the Trustee at its Corporate Trust Office of (1) such Restricted Security, duly endorsed as provided herein, (2) instructions from such holder directing the Trustee to authenticate and deliver one or more Restricted Securities of the same aggregate principal amount as the Restricted Security to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Restricted Securities to be so issued and appropriate delivery instructions, (3) a certificate from the holder of the Restricted Security to be exchanged in the form of Exhibit C attached hereto (in the event that the transfer is being made to an Institutional Accredited

     Investor otherwise than pursuant to Rule 144A), (4) a certificate in the form of Exhibit D attached hereto (in the event the transfer is being made to an Institutional Accredited Investor otherwise than pursuant to Rule
     144A) given by the Person acquiring the Restricted Securities for which such interest is being exchanged, to the effect set forth therein, and (5) an opinion of counsel to the transferor of such Restricted Security in the form of Exhibit E hereto, to the effect set forth therein, then the Trustee shall cancel or cause to be cancelled such Restricted Security and, concurrently therewith, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Restricted Securities of the same aggregate principal amount, in accordance with the instructions referred to above.

               (v) Other Exchanges.  In the event that the Restricted Global
                   ---------------
     Security is exchanged pursuant to Section 2.8 for Securities in definitive registered form without interest coupons, prior to an Effective Registration such Initial Notes may be exchanged for one another only in accordance with those procedures that are substantially consistent with the provisions of clauses (i) through (iv) above (including the certification requirements thereof intended to insure that such transfers comply with the Securities Act) and which may be from time to time adopted by the Company and the Trustee.

          If Initial Notes are issued upon the transfer, exchange or replacement of Initial Notes bearing the Restricted Securities Legend, or if a request is made to remove such Restricted Securities Legend on Initial Notes, the Initial Notes so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless (i) there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Company that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of the Securities Act or, with respect to Restricted Securities, that such Initial Notes are not "restricted" within the meaning of Rule 144 under the Securities Act or (ii) there is an Effective Registration involving the Notes Shelf Registration with respect to the Initial Notes then in effect or the Initial Note as to which the Restricted Securities Legend is sought to be removed has been disposed of in accordance with the Notes Shelf Registration. Upon (i) provision of such satisfactory evidence or (ii) notification by the Company to the Trustee of an Effective Registration with respect to the Initial Notes, the Trustee, at the direction of the Company, shall authenticate and deliver Initial Notes that do not bear the Restricted Securities Legend.

          SECTION 2.6  Mutilated, Defaced, Destroyed, Lost and Stolen
                       ----------------------------------------------
Securities. In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Company in its discretion may execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and deliver, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

          Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been called for redemption in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

          Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          SECTION 2.7  Cancellation of Securities; Destruction Thereof.  All
                       -----------------------------------------------
Securities surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Company or any agent of the Company or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall deliver cancelled Securities held by it to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

          SECTION 2.8  Temporary Securities; Global Securities.  Pending the
                       ---------------------------------------
preparation of definitive Securities, the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay, the Company shall execute and shall furnish definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Company for the purpose pursuant to Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.

          The Restricted Global Security deposited with the Depository pursuant to Section 2.4 shall be transferred to the beneficial owners thereof only if such transfer complies with Section 2.5(b) of this Indenture and (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Restricted Global Security or if at any time such Depository ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) the Company executes and delivers to the Trustee an Officers' Certificate stating that such Global Restricted Security shall be exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities.

          Any Restricted Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.8 shall be surrendered by the Depository to the Trustee at its Corporate Trust Office, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Restricted Global Security, an equal aggregate principal amount of Restricted Securities of authorized denominations. Any portion of the Restricted Global Security transferred pursuant to this Section 2.8 shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depository shall direct. Any Initial Note delivered in exchange for an interest in the Restricted Global Security shall, except as otherwise provided by Section 2.5, bear the Restricted Securities Legend.

          Subject to the foregoing provisions of this Section 2.8, the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          In the event of the occurrence of either of the events specified in the second paragraph of this Section 2.8, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

          SECTION 2.9  Effective Registration.  In the event the Company has an
                       ----------------------
Effective Registration, the Company shall notify the Trustee thereof in writing within two Business Days after the effective date of such Effective Registration. If the Effective Registration involves a Notes Shelf Registration, the Company shall promptly cause to be delivered to the Trustee certificates for Initial Notes without legends and instructions to the Trustee to authenticate and deliver certificated Initial Notes without legends to Holders presenting their certificated Initial Notes for exchange or to Holders of interests in the Restricted Global Security in the names and denominations specified by the Depository or to transferees of Initial Notes covered by the Notes Shelf Registration. If the Effective Registration is with respect to a Registered Exchange Offer for the Initial Notes, the Trustee shall notify the Holders of receipt of such notice and, after receipt of a written order of the Company (signed as specified in Section 2.1) for the authentication and delivery of Exchange Notes and a properly completed letter of transmittal, ATOP notification or other requested documents from a Holder as specified in the exchange offer documents, shall exchange such Holder's Initial Notes for Exchange Notes upon the terms set forth in the exchange offer documents.

          SECTION 2.10  CUSIP Numbers.  The Company in issuing the Securities
                        -------------
may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE III

                            COVENANTS OF THE COMPANY
                            ------------------------

          SECTION 3.1  Payment of Principal and Interest.  The Company covenants
                       ---------------------------------
and agrees that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities at the place or places, at the respective times and in the manner provided in the Securities. Each installment of interest on the Securities may be paid by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear on the registry books of the Company.

          SECTION 3.2  Offices for Payments, etc.  So long as any of the
                       -------------------------
Securities remain outstanding, the Company will maintain in the City of New York the following: (a) an office or agency where the Securities may be presented for payment, (b) an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Company hereby initially designates the Corporate Trust Office of the Trustee or such other location as the Company may designate upon notice from the Trustee, as the office or agency for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

          SECTION 3.3  Appointment to Fill a Vacancy in Office of Trustee.  The
                       --------------------------------------------------
Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.9, a Trustee, so that there shall at all times be a Trustee hereunder.

          SECTION 3.4  Paying Agents.  The paying agent will initially be the
                       -------------
Trustee. Whenever the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

          (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities or of the Trustee,

          (b) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of or interest on the Securities when the same shall be due and payable, and

          (c) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

          The Company will, prior to each due date of the principal of or interest on the Securities, deposit with the paying agent a sum sufficient to pay such principal or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

          If the Company shall act as its own paying agent, it will, on or before each due date of the principal of or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

          Anything in this Section to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained. Upon such payment to the Trustee, the relevant paying agent, if any, shall be released from any liability with respect to such sums.

          Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section are subject to the provisions of Sections 9.4 and 9.6.

          SECTION 3.5  Certificate to Trustee.  The Company will furnish to the
                       ----------------------
Trustee, on or before 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate from the principal executive, financial or accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture).

          SECTION 3.6  Securityholders' Lists.  If and so long as the Trustee
                       ----------------------
shall not be the Security registrar, the Company will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities pursuant to
Section 312 of the Trust Indenture Act (a) quarterly not more than 15 days after each record date for the payment of quarterly interest on the Securities, as hereinabove specified, as of such record date and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request as of a date not more than 15 days prior to the time such information is furnished.

          SECTION 3.7  Commission Reports.  Notwithstanding that the Company may
                       ------------------
not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, so long as any Securities are outstanding, the Company will furnish to the Trustee and the holders of Securities (i) within 45 days after the end of each of the first three fiscal quarters of each fiscal year and 90 days of the end of each fiscal year all quarterly and annual financial information, as the case may be, that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such Forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports.
In addition, whether or not required by the rules and regulations of the Commission, the Company will file a copy of all such information and reports with the Commission for public availability (unless the Commission will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. Furthermore, for so long as any of the Securities remain outstanding, the Company shall make available to any prospective purchaser of the Securities or beneficial owner of the Securities, in connection with any sale thereof, the information required by Rule 144A(d)(4) under the Securities Act. The Company will also comply with the provisions of
Section 314(a) of the Trust Indenture Act.

          SECTION 3.8  Limitation on Indebtedness.  (a)  The Company shall not,
                       --------------------------
and shall not permit any of its Restricted Subsidiaries to, incur any Indebtedness; provided, however, that the Company may incur Indebtedness
              --------  -------
(including through the issuance of Disqualified Capital Stock) if on the date of such incurrence the Consolidated Coverage Ratio would be greater than (i) 2.50:1, if such Indebtedness is incurred prior to the expiration of 24 months after the Issue Date and (ii) 3.00:1, if such Indebtedness is incurred on or subsequent to the expiration of 24 months after the Issue Date.

          (b) Notwithstanding Section 3.8(a), the Company and its Restricted Subsidiaries may incur Indebtedness to the extent set forth below:

               (i) the incurrence by the Company of Indebtedness under the Senior Credit Agreement and the issuance of letters of credit thereunder (with letters of credit being deemed to have a principal amount equal to the undrawn amount of the letters of credit plus any unreimbursed drawings thereon) up to an aggregate principal amount of $250,000,000 outstanding at any one time, less principal repayments of term loans and permanent commitment reductions with respect to revolving loans and letters of credit under the Senior Credit Agreement made after the Issuance Date with the Net Cash Proceeds of Asset Dispositions, if any;

               (ii) Indebtedness (x) of the Company to any Restricted Subsidiary and (y) of any Restricted Subsidiary to the Company or any other Restricted Subsidiary;

               (iii) Indebtedness of the Company represented by the Securities;

               (iv) any Indebtedness of the Company (other than the Indebtedness described in clauses (i) and (ii) above) outstanding on the date of this Indenture;

               (v) Indebtedness represented by the Guarantees of the Securities and Guarantees of Indebtedness incurred pursuant to clause (i) above;

               (vi) Indebtedness of the Company or any Restricted Subsidiary under Interest Rate Agreements that are entered into by the Company or such Restricted Subsidiary for bona fide hedging purposes (as determined in good faith by the Board of Directors or senior management of the Company or such Restricted Subsidiary) with respect to Indebtedness of the Company or such Restricted Subsidiary incurred without violation of this Indenture or with respect to customary commercial transactions of the Company or such Restricted Subsidiary entered into in the ordinary course of business;

               (vii) Indebtedness (including Capitalized Lease Obligations) incurred by the Company or any Restricted Subsidiary to finance the purchase, lease or improvement of property (real or personal) or equipment (whether through the direct purchase of assets or the Capital Stock of any Person owning such assets) in an aggregate principal amount which, when aggregated with the principal amount of all other Indebtedness then outstanding and incurred pursuant to this clause (vii), does not exceed $25,000,000;

               (viii) Indebtedness incurred by the Company or any Restricted Subsidiary constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business, including, without limitation, letters of credit in respect of workers' compensation claims or self-insurance, or other Indebtedness with respect to reimbursement type obligations regarding workers' compensation claims; provided, that upon the drawing of such letters of credit or the
             --------
     incurrence of such Indebtedness, such obligations are reimbursed within 30 days following such incurrence;

               (ix)   Acquired Indebtedness; provided, however, that such
                                             --------  -------
     Indebtedness is not incurred in contemplation of such acquisition or merger; and provided, further that the Company would have been able to
                 --------  -------
     incur such Indebtedness at the time of the incurrence thereof pursuant to clause (a) above, determined on a pro forma basis as if such transaction had occurred at the beginning of such four-quarter period and such Indebtedness and the operating results of such merged or acquired entity had been included for all purposes in such pro forma calculation as if such entity had been a Restricted Subsidiary at the beginning of such four-quarter period;

               (x) obligations in respect of performance and surety bonds and completion guarantees provided by the Company or any Restricted Subsidiary in the ordinary course of business;

               (xi) additional indebtedness in an aggregate amount not to exceed $10,000,000 at any one time outstanding; and

               (xii)  Refinancing Indebtedness; provided, however, that (A)
                                                --------  -------
     the principal amount of such Refinancing Indebtedness shall not exceed the principal or accreted amount (in the case of any Indebtedness issued with original issue discount, as such) of Indebtedness so extended, refinanced, renewed, replaced, substituted or refunded (the "Refinanced Indebtedness"),
     (B) the Refinancing Indebtedness shall have a Weighted Average Life to Maturity of not less than the stated maturity of the Refinanced Indebtedness, and (C) the Refinancing Indebtedness shall rank in right of payment relative to the Securities on terms at least as favorable to the holders of Securities as those contained in the documentation governing the Refinanced Indebtedness.

          (c) Notwithstanding any other provision of this Section 3.8, neither the Company nor any Restricted Subsidiary shall incur any Indebtedness (i) pursuant to Section 3.8(b), if the proceeds thereof are used, directly or indirectly, to repay, prepay, redeem, defease, retire, refund or refinance any Subordinated Indebtedness unless such Indebtedness shall be subordinated to the Securities to at least the same extent as such Subordinated Indebtedness or (ii) pursuant to Section 3.8(a) or Section 3.8(b) if such Indebtedness is subordinate or junior in ranking in any respect to any Senior Indebtedness unless such Indebtedness is expressly subordinated in right of payment to such Senior Indebtedness.

          (d) The Company shall not incur any Secured Indebtedness that is not Senior Indebtedness.

          SECTION 3.9  Limitation on Restricted Payments.  (a) The Company shall
                       ---------------------------------
not, and shall not permit any Restricted Subsidiary to, directly or indirectly:

               (i) declare or pay any dividend on, or make any distribution to holders of, any shares of its Capital Stock (other than dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Capital Stock) or in options, warrants or other rights to acquire such Capital Stock and other than dividends and distributions paid by a Restricted Subsidiary to the Company or to another Restricted Subsidiary);

               (ii) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any shares of the Capital Stock of the Company or any Restricted Subsidiary or options, warrants or other rights to acquire such Capital Stock;

               (iii) make any principal payment on, or repurchase, redeem, defease, retire or otherwise acquire for value, prior to the relevant scheduled principal payment, sinking fund or maturity, any Subordinated Indebtedness; or

               (iv) make any Investment in any Person, including, without limitation, any Unrestricted Subsidiary (other than a Permitted Investment)

(the foregoing actions described in clauses (i) through (iv) above being hereinafter collectively referred to as "Restricted Payments") unless after giving effect to the proposed Restricted Payment, (A) no Default or Event of Default shall have occurred and be continuing and such Restricted Payment shall not cause or constitute a Default or an Event of Default; (B) immediately before and immediately after giving effect to such transaction on a pro forma basis, the Company could incur at least $1.00 of additional Indebtedness pursuant to
Section 3.8(a); and (C) the aggregate amount of all such Restricted Payments (the amount of any such Restricted Payment, if other than cash, to be determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors) declared or made after the Issue Date (including such Restricted Payment) does not exceed the sum of:

          (1) 50% of the aggregate cumulative Consolidated Net Income (or, if such aggregate cumulative Consolidated Net Income shall be a loss, minus 100% of such loss) of the Company accrued on a cumulative basis during the period (taken as one accounting period) from the fiscal quarter that first begins after the Issue Date to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment;

          (2) the aggregate Net Cash Proceeds received after the Issue Date by the Company from the issuance or sale (other than to any of its Subsidiaries) of its shares of Capital Stock (other than Disqualified Capital Stock) or any options, warrants or rights to purchase such shares of Capital Stock (other than Disqualified Capital Stock) or other cash contributions to its capital (excluding amounts used pursuant to clauses
     (ii) or (iii) of Section 3.9(b));

          (3) the aggregate Net Cash Proceeds received after the Issue Date by the Company (other than from any of its Subsidiaries) upon the exercise of any options, warrants or rights to purchase shares of Capital Stock (other than Disqualified Capital Stock) of the Company;

          (4) the aggregate Net Cash Proceeds received after the Issue Date by the Company from Indebtedness of the Company or Disqualified Capital Stock of the Company that has been converted into or exchanged for Capital Stock (other than Disqualified Capital Stock) of the Company or options, warrants or rights to acquire such Capital Stock, to the extent such Indebtedness of the Company or Disqualified Capital Stock of the Company was originally incurred or issued for cash, plus the aggregate Net Cash Proceeds received by the Company at the time of such conversion or exchange;

          (5) to the extent not included in Consolidated Net Income, the net reduction (received by the Company or any Restricted Subsidiary in cash) in Investments (other than Permitted Investments) made by the Company and the Restricted Subsidiaries since the Issue Date, not to exceed, in the case of any Investments in any Person, the amount of Investments (other than Permitted Investments) made by the Company and the Restricted Subsidiaries in such Person since the Issue Date.

          (b) Notwithstanding Section 3.9(a) and in the case of clauses (v) and
(vii) below, so long as there is no Default or Event of Default continuing, the following actions shall not be prohibited:

               (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment would be permitted by the provisions of Section 3.9(a) (such payment being deemed to have been paid on such date of declaration for purposes of the calculation required by this Section 3.9);

               (ii) the repurchase, redemption, or other acquisition or retirement of any shares of any class of Capital Stock of the Company or warrants, options or other rights to acquire such stock in exchange for, or out of the Net Cash Proceeds of a substantially concurrent issue and sale (other than to a Subsidiary) for cash of, any Capital Stock (other than Disqualified Capital Stock) of the Company or warrants, options or other rights to acquire such Capital Stock;

               (iii) any repurchase, redemption, defeasance, retirement, refinancing or acquisition for value or payment of principal of any Subordinated Indebtedness in exchange for, or out of the net proceeds of a substantially concurrent issuance and sale (other than to a Subsidiary) for cash of, any Capital Stock (other than Disqualified Capital Stock) of the Company or warrants, options or other rights to acquire such Capital Stock;

               (iv) the repurchase, redemption, defeasance, retirement or other acquisition for value or payment of principal of any Subordinated Indebtedness through the issuance of Refinancing Indebtedness;

               (v) investments in Permitted Foreign Companies in a net aggregate amount not to exceed $10,000,000 in any fiscal year, provided,
                                                                    --------
     however, that, to the extent the net aggregate amount of such investments
     -------
     in any fiscal year is less than $10,000,000, 50% of such difference may be carried forward and added to the $10,000,000 permitted amount for the subsequent fiscal year;

               (vi) Investments in Cheminor Drugs Limited and Dr. Reddy's Laboratories Limited having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (vi) that are at the time outstanding, not to exceed $10.0 million; and

               (vii) additional Investments (including, without limitation, Unrestricted Subsidiaries) having an aggregate fair market value, taken together with all other Investments made pursuant to this paragraph (vii) that are at the time outstanding, not to exceed $15,000,000 at the time of such Investment (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value).

The actions described in clauses (i) and (vii) of this Section 3.9(b) shall be Restricted Payments that shall be permitted to be made in accordance with this
Section 3.9(b) but shall reduce the amount that would otherwise be available for Restricted Payments under Section 3.9(a)(C) (provided that any dividend paid
                                             --------
pursuant to clause (i) of this Section 3.9(b) shall reduce the amount that would otherwise be available under Section 3.9(a)(C) when declared, but not also when paid pursuant to such clause (i)) and the actions described in clauses (ii),
(iii), (iv), (v) and (vi) of this Section 3.9(b) shall be permitted to be taken in accordance with this Section 3.9 and shall not reduce the amount that would otherwise be available for Restricted Payments under Section 3.9(a)(C).

          SECTION 3.10  Limitation on Sales of Assets and Subsidiary Stock.  (a)
                        --------------------------------------------------
The Company shall not, and shall not permit any Restricted Subsidiary to, make any Asset Disposition unless (i) the Company or such Restricted Subsidiary receives consideration (including by way of relief from, or by any other Person assuming sole responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Disposition at least equal to the Fair Market Value of the shares or assets that are the subject matter of such Asset Disposition, (ii) at least 80% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash; and (iii) an amount equal to 100% of the Net Available Cash from such Asset Disposition is applied by the Company (or such Restricted Subsidiary, as the case may be) (A) first, to the extent the
                                                        -----
Company elects (or is required by the terms of the Senior Credit Agreement), to prepay, repay or purchase such indebtedness incurred under the Senior Credit Agreement within 180 days after the later of the date of such Asset Disposition or the receipt of such Net Available Cash, (B) second, to the extent of the
                                               ------
balance of Net Available Cash after application in accordance with clause (A), to the extent the

Company elects, to secure letter of credit obligations to the extent such related letters of credit have not been drawn upon or returned undrawn; (C) third, to the extent of the balance of Net Available Cash after application in
-----
accordance with clauses (A) and (B), to the extent the Company or such Restricted Subsidiary elects, within one year from the later of the date of such Asset Disposition or the receipt of such Net Available Cash, to reinvest in Additional Assets; and (D) fourth, to the extent of the balance of such Net
                           ------
Available Cash after application in accordance with clauses (A), (B) and (C), to make an offer (the "Offer") to purchase Securities pursuant and subject to the conditions of this Indenture to the holders of the Securities at a purchase price of 100% of the principal amount thereof plus accrued and unpaid interest to the purchase date; provided, however, that, in connection with any
                      --------  -------
prepayment, repayment or purchase of Indebtedness pursuant to clause (A) or (B) above, the Company or such Restricted Subsidiary shall retire such Indebtedness and shall cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased. The Company shall not be required to make an offer for Securities pursuant to this
Section 3.10 if the Net Available Cash available therefor (after application of the proceeds as provided in clauses (A), (B) and (C)) is less than $15,000,000 (which lesser amount shall be carried forward for purposes of determining whether an offer is required with respect to the Net Available Cash from any subsequent Asset Disposition).

          For the purposes of Section 3.10(a)(ii), the following will be deemed to be cash: (x) the assumption of Indebtedness (other than Disqualified Capital Stock) of the Company or any Restricted Subsidiary and the release of the Company or such Restricted Subsidiary from all liability on such Indebtedness in connection with such Asset Disposition and (y) securities received by the Company or any Restricted Subsidiary of the Company from the transferee that are promptly converted by the Company or such Restricted Subsidiary into cash.

          (b) In the event of an Asset Disposition that requires the purchase of Securities pursuant to clause (iii)(D) of Section 3.10(a), the Company will be required to purchase Securities tendered pursuant to an offer by the Company for the Securities at a purchase price of 100% of their principal amount plus accrued interest to the purchase date in accordance with the procedures (including prorating in the event of oversubscription) set forth in Section 3.10(c).

          (c) (i) Promptly, and in any event within 10 days after the Company is required to make an Offer, the Company shall deliver to the Trustee and send, by first class mail to each Holder, a written notice stating that the Holder may elect to have his or her Securities purchased by the Company either in whole or in part (subject to prorating as hereinafter described in the event the Offer is oversubscribed) in integral multiples of $1,000 of principal amount, at the applicable purchase price. Such notice delivered to each Holder shall identify the Security, including CUSIP numbers, and shall specify the purchase date, which date shall not be less than 30 days nor more than 60 days after the date of such notice (the "Purchase Date"), the place or places of payment and that the payment will be made upon presentation and surrender of the Security.

               (ii) Not later than the date upon which such written notice of an Offer is delivered to the Trustee and the Holders, the Company shall deliver to the Trustee an Officers' Certificate setting forth (A) the amount of the Offer (the "Offer Amount"), (B) the allocation of the Net Available Cash from the Asset Dispositions as a result of which such Offer is being made and (C) the compliance of such allocation with the provisions of Section 3.10(a). Upon the expiration of the period (the "Offer Period") for which the Offer remains open, the Company shall deliver to the Trustee for cancellation the Securities or portions thereof which have been properly tendered to and are to be accepted by the Company. The Trustee shall, on the Purchase Date, mail or deliver payment to each tendering Holder in the amount of the purchase price of the Securities tendered by such Holder to the extent such funds are available to the Trustee.

               (iii) Holders electing to have a Security purchased will be required to surrender the Security, together with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security duly executed, to the Company at the address specified in the notice prior to the expiration of the Offer Period. Each Holder will be entitled to withdraw its election if the Trustee or the Company receives, not later than one Business Day prior to the expiration of the Offer Period, a facsimile transmission or letter from such Holder setting forth the name of such Holder, the principal amount of the Security or Securities which were delivered for purchase by such Holder and a statement that such Holder is withdrawing its election to have such Security or Securities purchased. If at the expiration of the Offer Period the aggregate principal amount of Securities surrendered by Holders exceeds the Offer Amount, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000, or integral multiples thereof, shall be purchased). Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

          (d) The Company shall comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this
Section 3.10.

          To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section 3.10, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Indenture by virtue thereof.

          SECTION 3.11  Limitation on Restrictions on Distributions from
                        ------------------------------------------------
Restricted Subsidiaries.  The Company shall not, and shall not permit any
-----------------------
Restricted Subsidiary to, create or otherwise cause or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary (a) to pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness owed to the Company or any Restricted Subsidiary, (b) to make any loans or advances to the Company or any Restricted Subsidiary or (c) to transfer any of its property or assets to the Company or any Restricted

Subsidiary, except: (i) any encumbrance or restriction pursuant to an agreement in effect at or entered into on the Issue Date; (ii) any encumbrance or restriction with respect to a Restricted Subsidiary pursuant to an agreement relating to any Indebtedness incurred by such Restricted Subsidiary on or prior to the date on which such Restricted Subsidiary was acquired by the Company (other than Indebtedness incurred as consideration in, or to provide all or any portion of the funds or credit support utilized to consummate, the transaction or series of related transactions pursuant to which such Restricted Subsidiary became a Restricted Subsidiary or was acquired by the Company) and outstanding on such date; (iii) any encumbrance or restriction pursuant to an agreement effecting a refinancing of Indebtedness incurred pursuant to an agreement referred to in clause (i) or (ii) of this Section 3.11 or contained in any amendment to an agreement referred to in clause (i) or (ii) of this Section 3.11; provided, however, that the encumbrances and restrictions with respect to
      --------  -------
such Restricted Subsidiary contained in any such refinancing agreement or amendment are no less favorable in any material respect to the holders of the Securities than encumbrances and restrictions with respect to such Restricted Subsidiary contained in such agreements; and (iv) in the case of Section 3.11(c), any encumbrance or restriction (A) that restricts in a customary manner the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract or similar property or asset that is the subject of such encumbrance or restriction, (B) existing by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Company or any Restricted Subsidiary not otherwise prohibited by this Indenture, or (C) arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that do not, individually or in the aggregate, detract from the value of property or assets of the Company or any Restricted Subsidiary in any manner material to the Company or any Restricted Subsidiary; provided that, in each case, such encumbrance or
                       --------
restriction relates to, and restricts dealings with, only the property or asset that is the subject of such encumbrance or restriction; and provided further,
                                                            -------- -------
that such encumbrance or restriction does not prohibit, limit or otherwise restrict the making or payment of any dividend or other distribution to the Company or any Restricted Subsidiary; (v) any restriction with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition; and (vi) any restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business.

          SECTION 3.12  Limitation on Sale of Capital Stock of Restricted
                        -------------------------------------------------
Subsidiaries.  The Company (i) shall not, and shall not permit any Restricted
------------
Subsidiary to, transfer, convey, sell or otherwise dispose of any Capital Stock of any Restricted Subsidiary to any Person (other than to the Company or a Restricted Subsidiary) and (ii) shall not permit any Restricted Subsidiary to issue any of its Capital Stock to any Person other than to the
Company or a Restricted Subsidiary; provided, however, that this Section 3.12
                                    --------  -------
shall not prohibit the transfer, conveyance, sale or other disposition of all of the Capital Stock of a Restricted Subsidiary if the Net Cash Proceeds from such transfer, conveyance, sale or other disposition are applied in accordance with
Section 3.10; and, provided, further, that this Section 3.12 shall not prohibit
                   --------  -------
the transfer, conveyance, sale or other disposition of less than all of the Capital Stock of a Restricted Subsidiary or the issuance by any Restricted Subsidiary of any of its Capital Stock to any Person as long as (A) the Net Cash Proceeds from such transfer, conveyance, sale or other disposition or issuance are applied in accordance with Section 3.10, (B) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing, (C) immediately after giving pro forma effect to such transaction, as if such transaction had occurred at the beginning of the applicable four-quarter period, the Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Coverage Ratio test as set forth in Section 3.8(a) and (D) immediately after giving effect to such transaction, such Restricted Subsidiary remains a Restricted Subsidiary of the Company.

          SECTION 3.13  Limitation on Liens.  The Company shall not, and shall
                        -------------------
not permit any Restricted Subsidiary to, directly or indirectly, incur, assume or suffer to exist any Lien of any kind upon any of its property or assets (including any shares of Capital Stock or Indebtedness of any Restricted Subsidiary), whether owned on the Issue Date or acquired after the Issue Date, or any income or profits therefrom, except if the Securities (or the Guarantee of the Securities, in the case of Liens on properties or assets of any Guarantor) and all other amounts due under this Indenture are directly secured equally and ratably with (or prior to in the case of Liens with respect to Subordinated Indebtedness) the obligation or liability secured by such Lien, excluding, however, from the operation of the foregoing any of the following:

          (a)  any Lien existing as of the Issue Date;

          (b) any Lien arising by reason of (i) any judgment, decree or order of any court, so long as such Lien is in existence less than 30 days after the entry thereof or adequately bonded or the payment of such judgment, decree or order is covered (subject to a customary deductible) by insurance maintained with responsible insurance companies; (ii) taxes, assessments or other governmental charges that are not yet delinquent or are being contested in good faith; (iii) security for payment of workers' compensation or other insurance;
(iv) good faith deposits in connection with tenders, leases or contracts (other than contracts for the payment of borrowed money); (v) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee), none of which materially impairs the use of any property or assets material to the operation of the business of the Company or any Restricted Subsidiary or the value of such property or assets for the purpose of such business; (vi) deposits to secure public or statutory obligations, or in lieu of surety or appeal bonds with respect to matters not yet finally determined and being contested in good faith by negotiations or by appropriate proceedings that suspend the collection thereof; or (vii) operation of law in favor of mechanics, materialmen, laborers, employees or suppliers, incurred in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings that suspend the collection thereof;

          (c) any Lien now or hereafter existing on property or assets of the Company or any Guarantor securing Indebtedness of such Person incurred pursuant to the Senior Credit Agreement;

          (d) any Lien securing Acquired Indebtedness created prior to (and not created in connection with, or in contemplation of) the incurrence of such Indebtedness by the Company or a Restricted Subsidiary; provided that any such
                                                        --------
Lien extends only to the assets that were subject to such Lien securing such Acquired Indebtedness prior to the related acquisition;

          (e) leases or subleases granted by the Company or any of its Subsidiaries to any other Person in the ordinary course of business;

          (f) Liens in the nature of trustees' Liens granted pursuant to any indenture governing any indebtedness permitted by Section 3.8, in each case in favor of the trustee under such indenture and securing only obligations to pay any compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof;

          (g) Liens to secure Indebtedness (including Capitalized Lease Obligations) permitted by paragraph (b)(vii) of Section 3.8 covering only the assets acquired with such Indebtedness; and

          (h) any extension, renewal, refinancing or replacement, in whole or in part, of any Lien described in the foregoing clauses (a) through (g) so long as the amount of property or assets subject to such Lien is not increased thereby.

          SECTION 3.14  Limitations on Affiliate Transactions.  (a)  The Company
                        -------------------------------------
shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into or conduct any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Company (an "Affiliate Transaction") unless: (i) the terms of such Affiliate Transaction are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time of such transaction in arm's-length dealings with a Person who is not an Affiliate; (ii) in the event such Affiliate Transaction involves an aggregate amount in excess of $1,000,000 (unless such Affiliate Transaction constitutes an agreement with Bayer AG or its Affiliate relating to an Investment by the Company and an Investment by Bayer AG or its Affiliate in a Permitted Foreign Company in which case the requirements of this clause shall be applicable only if the amount being invested by the Company exceeds $10,000,000), the terms of such transaction have been approved by a majority of the members of the Board of Directors of the Company and by a majority of the disinterested members of such Board, if any (and such majority or majorities, as the case may be, determines that such Affiliate Transaction satisfies the criteria in (i) above) and (iii) in the event such Affiliate Transaction involves an aggregate amount in excess of $15,000,000 (unless such Affiliate Transaction constitutes an agreement with Bayer AG or its Affiliate relating to an Investment by the Company and an Investment by Bayer AG or its Affiliate in a Permitted Foreign Company in which case the requirements of this clause shall be applicable only if the amount being invested by the Company exceeds $25,000,000), the Company has received a written opinion from an independent investment banking firm of nationally recognized standing that such Affiliate Transaction is fair to the Company or such Restricted Subsidiary, as the case may be, from a financial point of view.

          (b) The provisions of Section 3.14(a) will not prohibit (i) any Restricted Payment permitted to be paid or made pursuant to Section 3.9, (ii) the performance of the Company's or a Restricted Subsidiary's obligations under any employment contract, stock option, collective bargaining agreement, employee benefit plan, related trust agreement or any other similar arrangement heretofore or hereafter entered into in the ordinary course of business, (iii) payment of compensation to employees, officers, directors or consultants in the ordinary course of business, (iv) maintenance in the ordinary course of business of benefit programs or arrangements for employees, officers or directors, including vacation plans, health and life insurance plans, deferred compensation plans, and retirement or savings plans and similar plans, (v) any transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries, (vi) any agreement in effect as of the Issue Date or any amendment thereto or any transaction contemplated thereby, (vii) transactions required of the Company or any Restricted Subsidiary under, or contemplated by, the General Shareholders Agreement dated September 30, 1994, and the Continuing Shareholders Agreement dated September 30, 1994, in each case as in effect on the date of this Indenture or (viii) any agreement entered into in the ordinary course of business between the Company and a Person who constitutes an Affiliate solely by reason of such Person being an officer or director of the Company which agreement provides for the repurchase by the Company, upon or following the termination of such Person's employment or directorship with the Company, of shares of Capital Stock of the Company owned by such Person.

          SECTION 3.15  Change of Control.  (a)  If a Change of Control shall
                        -----------------
occur at any time, then each holder of Securities shall have the right to require that the Company purchase such holder's Securities in whole or in part in any integral multiple of $1,000, for a cash purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest, if any, on such Securities to the date of purchase (the "Change of Control Purchase Date"), pursuant to an offer (the "Change of Control Offer"), made in conformity with the procedures set forth in Sections 3.15(b), (c) and (d).

          (b) Within 15 days following any Change of Control, the Company shall notify the Trustee thereof and give written notice of such Change of Control to each holder of Securities by first-class mail, postage prepaid, at his address appearing in the security register, stating:

               (i) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase such Holder's Securities, in whole or in part, at the Change of Control Purchase Price;

              (ii) the Change of Control Purchase Price and the Change of Control Purchase Date, which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act;

             (iii) that any Security not tendered for purchase will continue to accrue interest;

               (iv) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date; and

               (v) the procedures that a Holder must follow to accept a Change of Control Offer or to withdraw such acceptance.

          (c) Holders electing to have Securities purchased will be required to surrender such Securities, together with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security duly executed, to the Company at the address specified in the notice at least 10 Business Days prior to the Change of Control Purchase Date. Holders will be entitled to withdraw their election if the Company receives, not later than three Business Days prior to the Change of Control Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Securities purchased. Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

          (d) The Company will comply with any applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Section, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section by virtue thereof.

          (e) The Company will not, and will not permit any Subsidiary to, create or permit to exist or become effective any restriction (other than restrictions in effect on the Issue Date with respect to Indebtedness outstanding on the Issue Date and refinancings thereof and customary default provisions) that would materially impair the ability of the Company to make a Change of Control Offer to purchase the Securities or, if such Change of Control Offer is made, to pay for the Securities tendered for purchase.

          SECTION 3.16  Limitation on Lines of Business.  The Company shall not,
                        -------------------------------
and shall not permit its Restricted Subsidiaries to, engage in any business other than those engaged in on the date of this Indenture and any other segment of the pharmaceutical or health care industry or ancillary thereto.

          SECTION 3.17 Limitation on Sale and Leaseback Transactions.  The
                       ---------------------------------------------
Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company may enter into a sale and leaseback transaction if (i) the Company could have (x) incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to the Consolidated Coverage Ratio test set forth in paragraph (a) of Section 3.8 and (y) incurred a Lien to secure such Indebtedness pursuant to Section 3.13, (ii) the gross cash proceeds of such sale and leaseback transaction are at least equal to the fair market value (as determined in good faith by the Board of Directors and set forth in an Officers' Certificate delivered to the Trustee) of the property that is the subject of such sale and leaseback transaction and (iii) the transfer of assets in such sale and leaseback transaction is permitted by, and the Company applies the net proceeds of such transaction in compliance with, Section 3.10.

          SECTION 3.18  Payments for Consent.  Neither the Company nor any
                        --------------------
Subsidiary shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of the Securities for or as an inducement to any consent, waiver or amendment of any terms or provisions of the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities who so consent, waive or agree in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

          SECTION 3.19  Waiver of Stay, Extension or Usury Laws.  The Company
                        ---------------------------------------
covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE IV

                             DEFAULTS AND REMEDIES
                             ---------------------

          SECTION 4.1  Event of Default Defined; Acceleration of Maturity.  An
                       --------------------------------------------------
"Event of Default" occurs if:

          (a) the Company defaults in any payment of interest on any Security when the same becomes due and payable and such default continues for a period of 30 days;

          (b) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise;

          (c)  the Company fails to comply with Section 8.1;

          (d) the Company fails to comply with Section 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 3.15, 3.16 or 3.17 (in each case other than a failure to repurchase Securities when
required pursuant to Section 3.10 or 3.15, which failure shall constitute an Event of Default under Section 4.1(b)) and such failure continues for 30 days after the notice specified below;

          (e) the Company fails to comply with any covenant, condition or agreement in this Indenture or the Securities (other than those referred to in clauses (a), (b), (c) and (d) above) and such failure continues for 30 days after the notice specified below;

          (f) Indebtedness of the Company or any Restricted Subsidiary is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default and the total amount of such unpaid or accelerated Indebtedness exceeds $10,000,000 or its foreign currency equivalent at the time;

          (g) the Company or a Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

               (i)    commences a voluntary case;

               (ii) consents to the entry of an order for relief against it in an involuntary case;

               (iii) consents to the appointment of a Custodian of it or for any substantial part of its property; or

               (iv) makes a general assignment for the benefit of its creditors;

or takes any comparable action under any foreign laws relating to insolvency;

          (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against the Company or any Material Subsidiary in an involuntary case;

               (ii) appoints a Custodian of the Company or any Material Subsidiary or for any substantial part of its property; or

               (iii) orders the winding up or liquidation of the Company or any Material Subsidiary;

or any similar relief is granted under any foreign laws and the order, decree or relief remains unstayed and in effect for 60 days;

          (i) any judgment or decree for the payment of money in excess of $10,000,000 or its foreign currency equivalent at the time (to the extent not covered by insurance) is entered against the Company or any Material Subsidiary and is not discharged and either (A) an enforcement proceeding has been commenced by any creditor upon such judgment or decree and is not promptly stayed or (B) there is a period of 60 days following the entry of such judgment or decree during which such judgment or decree is not discharged or the execution thereof stayed; or

          (j) the failure of any Subsidiary Guarantee to be in full force and effect (except as contemplated by the terms thereof) or the denial or disaffirmation by any Subsidiary Guarantor of its obligations hereunder or any Subsidiary Guarantee if such failure is not cured, or such denial or disaffirmation is not rescinded or revoked, within 10 days.

          The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          Notwithstanding the foregoing, a Default under Section 4.1(d) or
Section 4.1(e) will not constitute an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities notify the Company in writing of the Default and the Company does not cure such Default within the time specified in said Section 4.1(d) or (e) after receipt of such notice. Such notice must specify the Default, demand that it be remedied, and state that such notice is a "Notice of Default."

          The Company shall deliver to the Trustee: (i) within 5 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any Event of Default under clause (f) and any event which with the giving of notice or the lapse of time would become an Event of Default under clause (d),
(e) or (i), its status and what action the Company is taking or proposes to take with respect thereto and (ii) within 120 days after the end of each fiscal year, written notice in the form of an Officers' Certificate indicating whether the Officers signing such Officers' Certificate had actual knowledge of any Default that occurred during such previous fiscal year.

          SECTION 4.2  Acceleration.  If an Event of Default (other than an
                       ------------
Event of Default specified in Section 4.1(g) or (h) with respect to the Company) occurs and is continuing, the Trustee, by written notice to the Company, or the Holders of at least 25% in outstanding principal amount of the Securities, by written notice to the Company and the Trustee, may declare the principal of, and accrued and unpaid interest on, all the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable (i) if no Indebtedness is outstanding under the Senior Credit Agreement, immediately, and (ii) if any Indebtedness is outstanding under the Senior Credit Agreement, upon the first to occur of (x) the acceleration of any such Indebtedness or (y) the fifth Business Day after receipt by the Company and the Credit Agent of such written notice of acceleration. If an Event of Default specified in Section 4.1(g) or (h) with respect to the Company occurs and is continuing, the principal of, and accrued and unpaid interest on, all the Securities shall ipso
                                                                           ----
facto become and be immediately due and payable without any declaration or other
-----
act on the part of the Trustee or any Holders. The Holders of a majority in principal amount of the Securities, by notice to the Trustee, may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereto.

          SECTION 4.3  Other Remedies.  If an Event of Default occurs and is
                       --------------
continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy shall be deemed exclusive of any other remedy and all available remedies shall be cumulative.

          SECTION 4.4  Waiver of Past Defaults.  The Holders of a majority in
                       -----------------------
outstanding principal amount of the Securities, by notice to the Trustee, may waive an existing Default or Event of Default and its consequences except (i) a Default or Event of Default in the payment of the principal of or interest on a Security or (ii) a Default or Event of Default in respect of a provision that under Section 7.2 cannot be amended without the consent of each Holder affected. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

          SECTION 4.5  Control by Majority.  The Holders of a majority in
                       -------------------
outstanding principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 5.1, that the Trustee determines is unduly prejudicial to the rights of other Holders (it being understood that, subject to Section 5.1, the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders) or would subject the Trustee to personal liability; provided, however, that the Trustee may take any
                               --------  -------
other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking or refraining from taking any such action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by its taking or refraining from taking such action.

          SECTION 4.6  Limitation on Suits.  Except to enforce the right of any
                       -------------------
Holder to receive payment of the principal of and interest on the Securities held by such Holder on or after the respective due dates expressed in the Securities, no Holder may pursue any remedy with respect to this Indenture or the Securities unless:

          (a) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (b) the Holders of at least 25% in outstanding principal amount of the Securities make a written request to the Trustee to pursue the remedy;

          (c) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

          (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

          (e) the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

          A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

          SECTION 4.7  Rights of Holders to Receive Payment.  Notwithstanding
                       ------------------------------------
any other provision of this Indenture, the right of any Holder to receive payment of the principal of and interest on the Securities held by such Holder on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 4.8  Collection Suit by Trustee.  If an Event of Default
                       --------------------------
specified in Section 4.1(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 5.6.

          SECTION 4.9  Trustee May File Proofs of Claim.  The Trustee may file
                       --------------------------------
such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, its Subsidiaries or their respective creditors or properties and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compen sation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 5.6.

          SECTION 4.10  Priorities.  If the Trustee collects any money or
                        ----------
property pursuant to this Article IV, it shall pay out the money or property in the following order:

          FIRST: Costs and expenses of collection, including all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses and disbursements of the Trustee, its agents, and counsel and all other amounts due to the Trustee under Section 5.6;

          SECOND: To Holders for amounts due and unpaid on the Securities for principal and interest, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

          THIRD:  To the Company.

          The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 4.10. At least 15 days before such record date, the Company shall mail to each Holder and the Trustee a notice that states the record date, the payment date and the amount to be paid.

          SECTION 4.11  Undertaking for Costs.  In any suit for the enforcement
                        ---------------------
of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 4.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 4.7 or a suit by Holders of more than 10% in outstanding principal amount of the Securities.

                                   ARTICLE V

                             CONCERNING THE TRUSTEE
                             ----------------------

          SECTION 5.1  Duties and Responsibilities of the Trustee; During
                       --------------------------------------------------
Default; Prior to Default.  The Trustee, prior to the occurrence of an Event of
-------------------------
Default and after the curing or waiving of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred that has not been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. The Trustee shall not be charged with knowledge of the existence of an Event of Default, other than with respect to a payment default, unless and until the Trustee has actual knowledge of such Event of Default or the Trustee shall have received notice thereof in writing from the Company or from the holders of a majority in principal amount of the Securities.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

          (a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

               (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions that are specifically required by any provision hereof to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or responsible officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

          None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

          This Section 5.1 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act.

          SECTION 5.2  Certain Rights of the Trustee.  In furtherance of and
                       -----------------------------
subject to the Trust Indenture Act, and subject to Section 5.1:

          (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;

          (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance on such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the trusts or powers under this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee indemnification satisfactory to it in its sole discretion against all losses and expenses;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the Securities then outstanding; provided that, if the payment within a reasonable
                             --------
time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Company upon demand; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

          SECTION 5.3  Trustee Not Responsible for Recitals, Disposition of
                       ----------------------------------------------------
Securities or Application of Proceeds Thereof.  The recitals contained herein
---------------------------------------------
and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the

Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

          SECTION 5.4  Trustee and Agents May Hold Securities; Collections, etc.
                       --------------------------------------------------------
The Trustee or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.

          SECTION 5.5  Moneys Held by Trustee.  Subject to the provisions of
                       ----------------------
Section 9.6, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

          SECTION 5.6  Compensation and Indemnification of Trustee and Its Prior
                       ---------------------------------------------------------
Claim.  The Company covenants and agrees to pay to the Trustee from time to
-----
time, and the Trustee shall be entitled to, such compensation as agreed to by the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of enforcing this Indenture against the Company (including this Section 5.6) and of defending itself against or investigating any claim (whether asserted by a Holder or the Company) of liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor trustee and to pay or reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

          SECTION 5.7  Right of Trustee to Rely on Officer's Certificate, Etc.
                       ------------------------------------------------------
Subject to Sections 5.1 and 5.2, whenever in the administration of the trusts of this Indenture the

Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

          SECTION 5.8  Persons Eligible for Appointment as Trustee.  The Trustee
                       -------------------------------------------
hereunder shall at all times be a corporation having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          SECTION 5.9  Resignation and Removal; Appointment of Successor
                       -------------------------------------------------
Trustee. (a) The Trustee may at any time resign by giving written notice of resignation to the Company and by mailing notice thereof by first-class mail to holders of Securities at their last addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper, prescribe and appoint a successor trustee.

          (b)  In case at any time any of the following shall occur:

               (i)   the Trustee shall fail to comply with the provisions of
     Section 310(b) of the Trust Indenture Act, after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

               (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.8 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

               (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act, the Trustee or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in
Section 6.1 of the action in that regard taken by the Securityholders.

          (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.9 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.10.

          SECTION 5.10  Acceptance of Appointment by Successor Trustee.  Any
                        ----------------------------------------------
successor trustee appointed as provided in Section 5.9 shall execute and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 9.6, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 5.6.

          Upon acceptance of appointment by a successor trustee as provided in this Section 5.10, the Company shall mail notice thereof by first-class mail to the holders of Securities at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.9.
If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

          SECTION 5.11  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
Business of Trustee.  Any corporation into which the Trustee may be merged or
-------------------
converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such
                                                          --------
corporation shall be eligible under the provisions of Section 5.8, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture; provided
                                                                        --------
that the certificate of the Trustee shall have provided that the right to adopt the certificate of authentication of any predecessor trustee or to authenticate Securities in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          SECTION 5.12  Notice of Defaults.  If a Default or Event of Default
                        ------------------
occurs and is continuing and if a Trust Officer has actual knowledge thereof, the Trustee shall mail to each Holder notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, or interest on, any Security (including payments pursuant to the optional redemption or required repurchase provisions of such Security, if any), the Trustee may withhold the notice if and so long as its board of directors, the Executive Committee of its board of directors or a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

          SECTION 5.13  Reports by the Trustee.  The Trustee shall by October 1
                        ----------------------
of each year transmit to the Holders all reports required under Section 313(a) of the Trust Indenture Act.

                                   ARTICLE VI

                         CONCERNING THE SECURITYHOLDERS
                         ------------------------------

          SECTION 6.1  Evidence of Action Taken by Securityholders.  Any
                       -------------------------------------------
request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.1 and 5.2) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

          SECTION 6.2  Proof of Execution of Instruments and of Holding of
                       ---------------------------------------------------
Securities; Record Date.  Subject to Sections 5.1 and 5.2, the execution of any
-----------------------
instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the registrar thereof. The Company may set a record date for purposes of determining the identity of holders of Securities entitled to vote or consent to any action referred to in Section 6.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

          SECTION 6.3  Holders to be Treated as Owners.  The Company, the
                       -------------------------------
Trustee and any agents of the Company or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary;

provided, however, that the Depository, or its nominee, shall be deemed the
--------  -------
owner of the Restricted Global Security, and owners of beneficial interests in the Restricted Global Security will not be considered the owners of any Securities. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

          SECTION 6.4  Securities Owned by Company Deemed Not Outstanding.  In
                       --------------------------------------------------
determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.1 and 5.2, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

          SECTION 6.5  Right of Revocation of Action Taken.  At any time prior
                       -----------------------------------
to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities.


                                  ARTICLE VII

                                   AMENDMENTS
                                   ----------

          SECTION 7.1  Without Consent of Holders.  The Company and the Trustee
                       --------------------------
may amend this Indenture or the Securities without notice to or consent of any
Holder:

          (a)  to cure any ambiguity, omission, defect or inconsistency;

          (b)  to comply with Article VIII;

          (c) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated
                                  --------  -------
Securities are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in
Section 163(f)(2)(B) of the Code;

          (d) to add Guarantees with respect to the Securities or to secure the Securities;

          (e) to add to the covenants of the Company for the benefit of the Holders of the Securities or to surrender any right or power herein conferred upon the Company;

          (f) to comply with any requirements of the Commission in connection with qualifying this Indenture under the Trust Indenture Act;

          (g) to make any change that does not adversely affect the rights of any Holder; or

          (h) to provide for the issuance of the Exchange Notes, which will have terms substantially identical in all material respects to the Initial Notes (except that the transfer restrictions contained in the Initial Notes will be modified or eliminated, as appropriate), and which will be treated, together with any outstanding Initial Notes, as a single issue of securities.

          After an amendment under this Section 7.1 becomes effective, the Company shall mail to each Holder a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 7.1.

          SECTION 7.2  With Consent of Holders.  The Company and the Trustee may
                       -----------------------
amend this Indenture or the Securities without notice to any Holder but with the written consent of the Holders of at least a majority in principal amount of the Securities. However, without the consent of each Holder of an outstanding Security affected, no amendment may:

          (a) reduce the amount of Securities whose Holders must consent to an amendment;

          (b) reduce the rate of or extend the time for payment of interest on any Security;

          (c) reduce the principal of or extend the Stated Maturity of any Security;

          (d) reduce the premium payable upon the redemption or repurchase of any Security or change the time at which any Security may or shall be redeemed or repurchased in accordance with this Indenture;

          (e) make any Security payable in money other than that stated in the Security;

          (f) modify or affect in any manner adverse to the Holders, the terms and conditions of the obligation of the Company for the due and punctual payment of the principal of or interest on Securities; or

          (g) make any change in Section 4.4 or 4.7 or the second sentence of this Section 7.2.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment under this Section 7.2 becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 7.2.

          SECTION 7.3  Compliance with Trust Indenture Act.  Every amendment to
                       -----------------------------------
this Indenture or the Securities shall comply with the Trust Indenture Act as then in effect.

          SECTION 7.4  Revocation and Effect of Consents and Waivers.  A consent
                       ---------------------------------------------
to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Holder.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall become valid or effective more than 120 days after such record date.

          SECTION 7.5  Notation on or Exchange of Securities.  If an amendment
                       -------------------------------------
changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

          SECTION 7.6  Trustee to Sign Amendments.  The Trustee shall sign any
                       --------------------------
amendment authorized pursuant to this Article VII if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

                                  ARTICLE VIII

                            MERGER AND CONSOLIDATION
                            ------------------------

          SECTION 8.1  When Company May Merge, Etc.  The Company shall not
                       ----------------------------
consolidate with or merge with or into, or convey, transfer or lease all or substantially all its assets to, any Person, unless: (i) the resulting, surviving or transferee Person (the "Successor Company") shall be a Person organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and the Successor Company (if not the Company) shall expressly assume, by an indenture supplemental to this Indenture, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture; (ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Restricted Subsidiary as a result of such transaction as having been incurred by such Successor Company or such Restricted Subsidiary at the time of such transaction), no Event of Default shall have occurred and be continuing;
(iii) immediately after giving pro forma effect to such transaction, as if such transaction had occurred at the beginning of the applicable four-quarter period, the Successor Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Consolidated Coverage Ratio test set forth in
Section 3.8(a); and (iv) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

          SECTION 8.2  Successor Corporation Substituted.  The Successor Company
                       ---------------------------------
shall be the successor of the Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, but the predecessor Company in the case of a conveyance, transfer or lease shall not be released from the obligation to pay the principal of and interest on the Securities.

          Such Successor Company may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

          In the event of any such sale or conveyance (other than a conveyance by way of lease) the Company or any Successor Company which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.


                                   ARTICLE IX

                       DISCHARGE OF INDENTURE; DEFEASANCE
                       ----------------------------------

          SECTION 9.1  Discharge of Liability on Securities: Defeasance.  (a)
                       ------------------------------------------------
When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.6) for cancellation or (ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article XII and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Securities (other than Securities replaced pursuant to Section 2.6), including interest thereon to maturity or such redemption date, and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 9.1(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company (accompanied by an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with) and at the cost and expense of the Company.

          (b) Subject to Sections 9.1(c) and 9.2, the Company at any time may terminate (i) all its obligations under the Securities and this Indenture and all obligations of the Subsidiary Guarantors under the Subsidiary Guarantee and this Indenture ("legal defeasance option") or (ii) its obligations under Sections 3.5, 3.7 through 3.19, 8.1(iii) and 8.1(iv) and the operation of Sections 4.1(d), 4.1(e), 4.1(f) and 4.1(i) ("covenant defeasance option"); provided, however, no deposit under this Article IX shall be effective to
--------  -------
terminate the obligations of the Company under the Securities or this Indenture prior to 123 days following any such deposit. The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

          If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Sections 4.1(d),
(e), (f), (i) or (j) or because of the failure of the Company to comply with
Section 8.1(iii) and Section 8.1(iv).

          Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

          (c) Notwithstanding the provisions of Sections 9.1(a) and (b), the Company's obligations in Article II, Sections 5.6, 5.9, 9.4, 9.5 and 9.6 shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 5.6,
9.4 and 9.5 shall survive.

          SECTION 9.2  Conditions to Defeasance.  The Company may exercise its
                       ------------------------
legal defeasance option or its covenant defeasance option only if:

          (a) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal of and interest on the Securities to maturity or redemption, as the case may be;

          (b) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment of the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

          (c) no Event of Default shall have occurred or be continuing on the date of such deposit and 123 days pass after the deposit is made and during the 123-day period no Default specified in Section 4.1(g) or 4.1(h) with respect to the Company occurs which is continuing at the end of such period;

          (d) the deposit does not constitute a default under any other agreement binding on the Company;

          (e) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

          (f) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (B) since the date hereof there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax purposes on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

          (g) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

          (h) The Holders shall have a perfected security interest under applicable law in the cash or U.S. Government Obligations deposited pursuant to
Section 9.2(a);

          (i) The Company shall have delivered to the Trustee an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, to the effect that, after the passage of 123 days following the deposit, the trust funds will not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally;

          (j) such defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of the Company; and

          (k) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities and this Indenture as contemplated by this Article IX have been complied with.

          Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article III.

          SECTION 9.3  Application of Trust Money.  The Trustee shall hold in
                       --------------------------
trust money or U.S. Government Obligations deposited with it pursuant to this
Article IX. It shall apply the deposited money and the money from U.S. Government Obligations through the paying agent and in accordance with this Indenture to the payment of principal of and interest on the Securities.

          SECTION 9.4  Repayment to Company.  The Trustee and the paying agent
                       --------------------
shall promptly turn over to the Company upon request any excess money or securities held by them upon payment of all the obligations under this Indenture.

          Subject to any applicable abandoned property law, the Trustee and the paying agent shall pay to the Company upon request any money held by them for the payment of principal of or interest on the Securities that remains unclaimed for two years, and, thereafter, Holders entitled to the money must look to the Company for payment as general creditors.

          SECTION 9.5  Indemnity for U.S. Government Obligations.  The Company
                       -----------------------------------------
shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

          SECTION 9.6  Reinstatement.  If the Trustee or paying agent is unable
                       -------------
to apply any money or U.S. Government Obligations in accordance with this
Article IX by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company and the Subsidiary Guarantors under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article IX until such time as the Trustee or paying agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article IX;
provided, however, that, if the Company has made any payment of interest on or
--------  -------
principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or paying agent.


                                   ARTICLE X

                              SUBSIDIARY GUARANTEE
                              --------------------

          SECTION 10.1  Subsidiary Guarantee.  Each Guarantor hereby
                        --------------------
unconditionally guarantees (each a "Subsidiary Guarantee") on a senior unsecured basis to each Holder and to the Trustee and its successors and assigns the performance and punctual payment when due, whether at maturity, by acceleration or otherwise, of all obligations of the Company under this Indenture and the Securities. The Guarantor further agrees that the obligations of the Company may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor, and that such Guarantor will remain bound under this
Article X notwithstanding any extension or renewal of any such obligation.

          Each Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Company's obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Securities or the Company's obligations. The obligations of any Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof;
(c) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the obligations of the Company or any of them; (e) the failure of any Holder or Trustee to exercise any right or remedy against any other guarantor of the obligations of the Company; or (f) any change in the ownership of such Guarantor.

          Each Guarantor further agrees that its Subsidiary Guarantee constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the obligations of the Company.

          The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of set-off, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law or equity.

          Each Guarantor further agrees that its Subsidiary Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

          In furtherance of the foregoing and not in limitation of any other right that any Holder or the Trustee has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any of the Securities when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other monetary obligation of the Company under this Indenture or the Securities, each Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid principal amount of such obligations, (ii) accrued and unpaid interest on such obligations (but only to the extent not prohibited by law) and (iii) all other monetary obligations of the Company to the Holders and the Trustee.

          Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all such obligations. Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article IV for the purposes of such Guarantor's Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article IV, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Section.

          Each Guarantor also agrees to pay any and all costs and expenses (including reasonable counsels' fees and expenses) incurred by the Trustee or any Holder of a Security in enforcing any rights under this section with respect to such Guarantor.

          To further evidence its Subsidiary Guarantee to the Holders, each Guarantor hereby agrees to execute its Subsidiary Guarantee in substantially the form set forth in Exhibit A and B hereto to be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Subsidiary Guarantee set forth in this Section 10.1 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of its Subsidiary Guarantee. The Subsidiary Guarantee shall be signed on behalf of each Guarantor by its Chairman of the Board, any Vice Chairman of the Board, its Chief Executive Officer, its President, any executive vice president, any senior vice president, its Controller, Treasurer, or any Assistant Treasurer or its Secretary or any Assistant

Secretary or any authorized signatory prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee on behalf of such Guarantor. Such signature upon a Subsidiary Guarantee may be the manual or facsimile signature of such officer and may be imprinted or otherwise reproduced on the Subsidiary Guarantee, and in case such officer who shall have signed the Subsidiary Guarantee shall cease to be such officer before the Security on which the Subsidiary Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the Subsidiary Guarantee had not ceased to be such officer of such Guarantor.

          SECTION 10.2  Limitation on Liability.  Any term or provision of this
                        -----------------------
Indenture to the contrary notwithstanding, the maximum, aggregate amount of the obligations guaranteed hereunder by any Guarantor shall not exceed the maximum amount that can, after giving effect to all other contingent and fixed liabilities of such Guarantor be hereby guaranteed without rendering this Indenture, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

          SECTION 10.3  Successors and Assigns.  This Article X shall be binding
                        ----------------------
upon each Guarantor and its respective successors and assigns and shall enure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

          SECTION 10.4  No Waiver.  Neither a failure nor a delay on the part of
                        ---------
either the Trustee or the Holders in exercising any right, power or privilege under this Article X shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article X at law, in equity, by statute or otherwise.

          SECTION 10.5  Modification.  No modification, amendment or waiver of
                        ------------
any provision of this Article X, nor the consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstance.

          SECTION 10.6  Release.  If at any time shares of the Capital Stock of
                        -------
any Guarantor shall be sold in a transaction the Net Cash Proceeds of which are applied in accordance with the provisions of Section 3.12 which results in such Guarantor no longer constituting a Subsidiary, the Trustee is hereby authorized and directed to execute and deliver a release of such Guarantor from its obligations and liabilities under this Article X upon receipt by the Trustee of reasonable evidence of compliance with the requirements of this Section 10.6.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

          SECTION 11.1  Incorporators, Stockholders, Officers and Directors of
                        ------------------------------------------------------
Company Exempt from Individual Liability.  No recourse under or upon any
----------------------------------------
obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

          SECTION 11.2  Provisions of Indenture for the Sole Benefit of Parties
                        -------------------------------------------------------
and Securityholders.  Nothing in this Indenture or in the Securities, expressed
-------------------
or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Securities.

          SECTION 11.3  Successors and Assigns of Company Bound by Indenture.
                        ----------------------------------------------------
All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 11.4  Notices and Demands on Company, Trustee and
                        -------------------------------------------
Securityholders.  Any notice or demand which by any provision of this Indenture
---------------
is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company is filed by the Company with the Trustee) to Schein Pharmaceutical, Inc., 100 Campus Drive, Florham Park, NJ 07932, Chief Financial Officer with a copy to the General Counsel. Any notice, direction, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

          Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          SECTION 11.5  Officers' Certificates and Opinions of Counsel;
                        -----------------------------------------------
Statements to Be Contained Therein.  Upon any application or demand by the
----------------------------------
Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters and information in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

          SECTION 11.6  Payments Due on Saturdays; Sundays and Holidays.  If the
                        -----------------------------------------------
date due for payment of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

          SECTION 11.7  Conflict of Any Provision of Indenture with Trust
                        -------------------------------------------------
Indenture Act.  If and to the extent that any provision of this Indenture
-------------
limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act (an "incorporated provisions), such incorporated provision shall control.

          SECTION 11.8  APPLICABLE LAW.  THIS INDENTURE AND EACH SECURITY SHALL
                        --------------
BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE, WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          SECTION 11.9  Counterparts.  This Indenture may be executed in any
                        ------------
number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          SECTION 11.10  Effect of Headings.  The Article and Section headings
                         ------------------
herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                  ARTICLE XII

                            REDEMPTION OF SECURITIES
                            ------------------------

          SECTION 12.1  Right of Optional Redemption; Prices.  At any time, the
                        ------------------------------------
Company may redeem, in whole or in part, the Securities on not less than 30 nor more than 60 days' prior notice at a redemption price equal to 103.00% of the aggregate principal amount thereof if redeemed prior to January 15, 1999, 101.50% of the aggregate principal amount thereof if redeemed on or after January 15, 1999 and prior to January 15, 2000, 100.75% of the aggregate principal amount thereof if redeemed on or after January 15, 2000 and prior to January 15, 2001 and 100% of the aggregate principal amount thereof if redeemed on or after January 15, 2001, plus, in each case, accrued interest thereon to, but excluding, the date of redemption.

          SECTION 12.2  Applicability of Article.  Redemption of Securities at
                        ------------------------
the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          SECTION 12.3  Election to Redeem; Notice to Trustee.  The election of
                        -------------------------------------
the Company to redeem any Securities pursuant to Section 12.1 shall be evidenced by a resolution of the Board of Directors. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the redemption date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such redemption date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 12.4(e).

          SECTION 12.4  Notice of Redemption; Partial Redemptions. (a)  Notice
                        -----------------------------------------
of redemption to the holders of Securities to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such holders of Securities at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice. Failure to give notice by mail, or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

          (b) The notice of redemption to each such holder shall identify the Security, including CUSIP numbers, and shall specify the principal amount of each Security held by such holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new

Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

          (c) The notice of redemption of Securities to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          (d) At least one business day prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.4) an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the outstanding Securities are to be redeemed the Company will deliver to the Trustee at least 60 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed.

          (e) The Trustee shall select the Securities or portions thereof, either pro rata, by lot or by such method as the Trustee shall deem fair and reasonable, securities to be redeemed in whole or in part. Securities may be redeemed in part in multiples of $1,000 or an integral multiple thereof. The Trustee shall, upon the request of the Company, promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          SECTION 12.5  Payment of Securities Called for Redemption.  (a)  If
                        -------------------------------------------
notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.5 and 9.6, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any quarterly payment of interest becoming due on the date fixed
--------
for redemption shall be payable to the holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.4.

          (b) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Security.

          (c) Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

          SECTION 12.6  Exclusion of Certain Securities from Eligibility for
                        ----------------------------------------------------
Selection for Redemption.  Securities not held through DTC shall be excluded
------------------------
from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date and year first above mentioned.

                              SCHEIN PHARMACEUTICAL, INC.


                              By:
                                 -------------------------------------------
                                 Name:  Dariush Ashrafi
                                 Title:  Executive Vice President and
                                 Chief Financial Officer


                              SCHEIN PHARMACEUTICAL INTERNATIONAL, INC., as Guarantor


                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:

                              SCHEIN PHARMACEUTICAL PA, INC., as Guarantor



                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:


                              SCHEIN PHARMACEUTICAL SERVICE
                              COMPANY, INC., as Guarantor


                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:


                              STERIS LABORATORIES, INC., as Guarantor


                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:

                               MARSAM PHARMACEUTICALS INC., as Guarantor


                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:


                              DANBURY PHARMACAL, INC., as Guarantor


                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:


                              DANBURY PHARMACAL PUERTO RICO, INC., as Guarantor

                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK,
                                as Trustee


                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:

                                                                       EXHIBIT A

                         [FORM OF FACE OF INITIAL NOTE]

                           [Global Securities Legend]

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                         [Restricted Securities Legend]

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INSTITUTION") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION AND (2) AGREES THAT IT WILL NOT, WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO SCHEIN PHARMACEUTICAL, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN ACCREDITED INSTITUTION THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR

HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE HEREOF, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INSTITUTION, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                                                       CUSIP NO.
No.  $

                          SCHEIN PHARMACEUTICAL, INC.
                      Senior Floating Rate Notes due 2004

          Schein Pharmaceutical, Inc., a Delaware corporation (the "Company"), for value received hereby promises to pay to _____________ or its registered assigns the principal sum of _________________ Dollars on December 15, 2004, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest at a rate per annum equal to the Applicable LIBOR Rate (as defined herein).

          The Company shall pay interest quarterly on January 15, April 15, July 15, and October 15, of each year, commencing with January 15, 1998. Interest on the Securities will accrue from the most recent interest payment date to which interest on the Securities has been paid or duly provided for, or if no interest has been paid or duly provided for on the Securities, from December 24, 1997, until payment of said principal sum has been made or duly provided for. The interest so payable on any January 15, April 15, July 15, and October 15, will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the December 31, March 31, June 30, and September 30, preceding such January 15, April 15, July 15, or October 15, whether or not such day is a business day; provided that interest may be paid, at the option of the Company,
              --------
by mailing a check therefor payable to the registered holder entitled thereto at his last address as it appears on the Security register.

          Interest on this Security will accrue at a rate equal to the Applicable LIBOR Rate (as defined herein) and will be calculated on a formula basis by multiplying the principal amount of the Securities then outstanding by the Applicable LIBOR Rate, and multiplying such product by the LIBOR Fraction (as defined herein).

          Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

          This Security shall be deemed to be contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                              SCHEIN PHARMACEUTICAL, INC.



                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Securities described in the within-mentioned Indenture.

Dated:

                              THE BANK OF NEW YORK,
                                as Trustee


                              By:
                                 -------------------------------------------
                                 Authorized Signatory

                       [FORM OF REVERSE OF INITIAL NOTE]

                          SCHEIN PHARMACEUTICAL, INC.
                      Senior Floating Rate Notes due 2004

          This Security is one of a duly authorized issue of debt securities of the Company, limited to the aggregate principal amount of $___________ (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an Indenture dated as of December 24, 1997 (the "Indenture"), duly executed and delivered by the Company and the Guarantors to the Trustee (herein called the "Trustee"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the "Trust Indenture Act"). Capitalized terms used herein and not defined have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Securities.

          This Security is one of the Initial Notes referred to in the Indenture. The Securities include the Initial Notes and the Exchange Notes issued in exchange for the Initial Notes pursuant to the Indenture and the Registration Rights Agreement. The Initial Notes and the Exchange Notes are treated as a single class of securities under the Indenture.

          Each Guarantor has jointly and severally guaranteed, pursuant to
Article X of the Indenture, the due and punctual payment of the principal of, premium (if any) and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture.

          The Securities will bear interest at the Applicable LIBOR Rate. "Applicable LIBOR Rate" means, for each quarterly period during which any Security is outstanding subsequent to the initial quarterly period, 300 basis points over the rate determined by the Company (notice of such rate to be sent to the Trustee by the Company on the date of determination thereof) equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the offered rates for deposits in U.S. dollars for a period of three months, as set forth on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the Interest Rate Determination Date for such quarterly period; provided, however, that if only one such offered rate appears on the Reuters Screen LIBO Page, the Applicable LIBOR Rate for such quarterly period will mean such offered rate. If such rate is not available at 11:00 a.m., London time, on the Interest Rate Determination Date for such quarterly period, then the Applicable LIBOR Rate for such quarterly period will mean the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the interest rates per annum at which deposits in amounts equal to US$1 million are offered by the Reference Banks to leading banks in the London interbank market for a period of three months as of 11:00 a.m., London time, on the Interest Rate Determination Date for such quarterly period. If on any Interest Rate Determination Date, at least two of the Reference Banks provide such offered quotations, then the Applicable LIBOR Rate for such quarterly period will be determined in accordance with the preceding sentence on the basis of the offered quotation of those Reference Banks providing such quotations; provided, however, that if fewer than two of the Reference Banks are so quoting such interest rates as mentioned above, the Applicable LIBOR Rate for such quarterly period shall be deemed to be the applicable LIBOR Rate for the next preceding quarterly period and in the case of the quarterly period next succeeding the initial quarterly period, the Applicable LIBOR Rate shall be 8.9375%. Notwithstanding the foregoing, the Applicable LIBOR Rate for the initial quarterly period shall be 8.9375%. "Interest Rate Determination Date" means, with respect to each quarterly period, the second London Banking Day prior to the first day of such quarterly period. "London Banking Day" means any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market. "LIBOR Fraction" means the actual number of days in the quarterly period divided by 360; provided, however, that the number of days in each quarterly period shall be calculated by including the first day of such quarterly period and excluding the last. "Quarterly period" means the period from and including a scheduled payment date (or December 24, 1997, in the case of the initial quarterly period) through the day next preceding the following scheduled interest payment date. "Reference Banks" means each of Societe Generale, London Branch, The Chase Manhattan Bank, London Branch, Deutsche Bank, London Branch and Rabobank Nederland, London Branch, and any such replacement bank thereof as listed on the Reuters Screen LIBO Page and their respective successors, and if any such banks are not at the applicable time providing interest rates as contemplated within the definition of the "Applicable LIBOR Rate," Reference Banks shall mean the remaining bank or banks so providing such rates. In the event that less than two of such banks are providing such rates, the Company shall use reasonable efforts to appoint additional Reference Banks so that there are at least two such banks providing such rates; provided, however, that such banks appointed by the Company shall be London offices of leading banks engaged in the London interbank market. "Reuters Screen LIBO Page" means the display deigned as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London Interbank Offered Rates of leading banks).

          If the date due for payment of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

          In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Securities then outstanding and that, prior to any such declaration, such holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

          Subject to certain exceptions set forth in the Indenture, the Indenture or the Securities may be amended without notice to any Holder but with the written consent of the Holders of at least a majority in outstanding principal amount of the Securities; provided that no such amendment shall (a)
                                    --------
reduce the amount of Securities whose Holders must consent to an amendment; (b) reduce the rate of or extend the time for payment of interest on any Security;
(c) reduce the principal of or extend the Stated Maturity of any Security; (d) reduce the premium payable upon the redemption or repurchase of any Security or change the time at which any Security may or shall be redeemed or repurchased in accordance with this Indenture; (e) make any Security payable in money other than that stated in the Security; (f) modify or affect in any manner adverse to the Holders the terms and conditions of the obligation of the Company for the due and punctual payment of the principal of or interest on Securities; or (g) make any change in Section 4.4 or 4.7 of the Indenture or the second sentence of
Section 7.2 of the Indenture, without the consent of each holder of Securities affected by such amendment.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company or the Guarantors, which are absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

          The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any integral multiple thereof.

          The Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations in accordance with and subject to the limitations provided in the Indenture.

          Upon due presentment for registration of transfer of this Security, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

          At any time, the Company may redeem, in whole or in part, the Securities on not less than 30 nor more than 60 days' prior notice at a redemption price equal to 103.00% of the aggregate principal amount thereof if redeemed prior to January 15, 1999, 101.50% of the aggregate principal amount thereof if redeemed on or after January 15, 1999 and prior to January 15, 2000, 100.75% of the aggregate principal amount thereof if redeemed on or after January 15, 2000 and prior to January 15, 2001, and 100% of the aggregate principal amount thereof if redeemed on or after January 15, 2001, plus, in each case, accrued interest thereon to, but excluding, the date of redemption.

          Subject to payment by the Company of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

          The election of the Company to redeem any Securities pursuant to
Section 12.1 of the Indenture shall be evidenced by a resolution of the Board of Directors. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the redemption date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such redemption date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to
Section 12.4(e) of the Indenture.

          In the event of a Change of Control, the Company will make a Change of Control Offer to purchase all of the Securities outstanding at a price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest thereon to the date of purchase, pursuant to an offer made in conformity with the procedures set forth in Section 3.15 of the Indenture.

          In the event of certain Asset Dispositions, subject to certain conditions, the Company will make an Offer to purchase an aggregate principal amount of Securities outstanding equal to the amount of Net Available Cash at a price equal to 100% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest thereon to the date of purchase.

          The Company, the Trustee, and any authorized agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee or any authorized agent of the Company or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary. So long as the Depository, or its nominee, is the registered holder of the Restricted Global Security for the Initial Notes, the Depository, or its nominee, will be considered the absolute owner of the Initial Notes represented by the Restricted Global Security for all purposes under the Indenture and this Security. Owners of beneficial interests in the Restricted Global Security will not be considered the owners or Holders of any Securities.

          The Securities are subject to defeasance as described in the Indenture.

          No recourse shall be had for the payment of the principal of and premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

             [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEES]

          Each Guarantor has unconditionally and irrevocably guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, on a senior unsecured basis to each Holder and to the Trustee and its successors and assigns all obligations of the Company under this Indenture and the Securities. Each Guarantor has further agreed that the obligations of the Company may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor, and that such Guarantor will remain bound under Article X of the Indenture notwithstanding any extension or renewal of any such obligation.

          The obligations of the Guarantors to the holders of Securities and to the Trustee pursuant to the Subsidiary Guarantees and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantees.

                              SCHEIN PHARMACEUTICAL
                              INTERNATIONAL, INC.


                              By:
                                  --------------------------------
                                  Name:
                                  Title:


                              SCHEIN PHARMACEUTICAL PA, INC.


                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                              SCHEIN PHARMACEUTICAL SERVICE
                              COMPANY, INC.


                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                              STERIS LABORATORIES, INC.


                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                              MARSAM PHARMACEUTICALS INC.


                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:


                              DANBURY PHARMACAL, INC.



                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:


                              DANBURY PHARMACAL PUERTO RICO, INC., as Guarantor

                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:

                               [ASSIGNMENT FORM]


For value received ____________________________________________________________

hereby sells, assigns and transfers unto


        ____________________________________________________________

        ____________________________________________________________
        Please insert social security or other identifying number of assignee

        Please print or typewrite name and address including zip code of assignee:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


the within Security and does hereby irrevocably constitute and appoint ________________________________ Attorney to transfer the Security on the books of the Company with full power of substitution in the premises.

Date: _______________  Your Signature: _________________________________________
                                         (Sign exactly as name appears on the
                                         other side of this Security)


                       Signature Guarantee:_____________________________________

                      [OPTION OF HOLDER TO ELECT PURCHASE]


          If you want to elect to have the Security attached hereto purchased by the Company pursuant to Section 3.10 or 3.15 of the Indenture, check the appropriate box below:

        [_] Section 3.10        [_] Section 3.15

          If you want to elect to have only part of the Security purchased by the Company pursuant to Section 3.10 or Section 3.15 of the Indenture, state the amount you elect to have purchased:
$_____________________


Date:  _______________________           Your Signature:________________________
                                                (Sign exactly as your name
                                                   appears on the Note)

                                         Tax Identification No.:________________

                                         Signature Guarantee:___________________

                                                                       EXHIBIT B

                        [FORM OF FACE OF EXCHANGE NOTE]

                                                                       CUSIP NO.
     No.                                                               $


                          SCHEIN PHARMACEUTICAL, INC.
                      Senior Floating Rate Notes due 2004

          Schein Pharmaceutical, Inc., a Delaware corporation (the "Company"), for value received hereby promises to pay to ______________________ or its registered assigns the principal sum of _________________ Dollars on December 24, 2004, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest at a rate per annum equal to the Applicable LIBOR Rate (as defined herein).

          The Company shall pay interest quarterly on January 15, April 15, July 15, and October 15, of each year, commencing with January 15, 1998. Interest on the Securities will accrue from the most recent interest payment date to which interest on the Securities has been paid or duly provided for, or if no interest has been paid or duly provided for on the Securities, from December 24, 1997, until payment of said principal sum has been made or duly provided for. The interest so payable on any January 15, April 15, July 15 and October 15, will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the December 31, March 31, June 30, and September 30 preceding such January 15, April 15, July 15 and October 15, whether or not such day is a business day; provided that interest may be paid, at the option of the Company,
              --------
by mailing a check therefor payable to the registered holder entitled thereto at his last address as it appears on the Security register.

          Interest on this Security will accrue at a rate equal to the Applicable LIBOR Rate (as defined herein) and will be calculated on a formula basis by multiplying the principal amount of the Securities then outstanding by the Applicable LIBOR Rate, and multiplying such product by the LIBOR Fraction (as defined herein).

          Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

          This Security shall be deemed to be contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of the State of New York, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                              SCHEIN PHARMACEUTICAL, INC.


                              By:
                                 ------------------------------------
                                 Name:
                                 Title:

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                                    This is one of the Securities described in
the within-mentioned Indenture.

Dated:

                              THE BANK OF NEW YORK,
                                as Trustee


                              By:_____________________________________
                                 Authorized Signatory

                       [FORM OF REVERSE OF EXCHANGE NOTE]

                          SCHEIN PHARMACEUTICAL, INC.
                      Senior Floating Rate Notes due 2004

          This Security is one of a duly authorized issue of debt securities of the Company, limited to the aggregate principal amount of $___________ (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an Indenture dated as of December 24, 1997 (the "Indenture"), duly executed and delivered by the Company and the Guarantors to the Trustee (herein called the "Trustee"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture (the "Trust Indenture Act"). Capitalized terms used herein and not defined have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms and Securityholders are referred to the Indenture and the Trust Indenture Act for a statement of those terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Securities.

          This Security is one of the Exchange Notes referred to in the Indenture.

          Each Guarantor has jointly and severally guaranteed, pursuant to
Article X of the Indenture, the due and punctual payment of the principal of, premium (if any) and interest on the Securities and all other amounts payable by the Company under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture.

          The Securities will bear interest at the Applicable LIBOR Rate. "Applicable LIBOR Rate" means, for each quarterly period during which any Security is outstanding subsequent to the initial quarterly period, 300 basis points over the rate determined by the Company (notice of such rate to be sent to the Trustee by the Company on the date of determination thereof) equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the offered rates for deposits in U.S. dollars for a period of three months, as set forth on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on the Interest Rate Determination Date for such quarterly period; provided, however, that if only one such offered rate appears on the Reuters Screen LIBO Page, the Applicable LIBOR Rate for such quarterly period will mean such offered rate. If such rate is not available at 11:00 a.m., London time, on the Interest Rate Determination Date for such quarterly period, then the Applicable LIBOR Rate for such quarterly period will mean the arithmetic mean (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the interest rates per annum at which deposits in amounts equal to US$1 million are offered by the Reference Banks to leading banks in the London interbank market for a period of three months as of 11:00 a.m., London time, on the Interest Rate Determination Date for such quarterly period. If on any Interest Rate Determination Date, at least two of the Reference Banks provide such offered quotations, then the Applicable LIBOR Rate for such quarterly period will be determined in accordance with the preceding sentence on the basis of the offered quotation of those Reference Banks providing such quotations; provided, however, that if fewer than two of the Reference Banks are so quoting such interest rates as mentioned above, the Applicable LIBOR Rate for such quarterly period shall be deemed to be the applicable LIBOR Rate for the next preceding quarterly period and in the case of the quarterly period next succeeding the initial quarterly period, the Applicable LIBOR Rate shall be 8.9375%. Notwithstanding the foregoing, the Applicable LIBOR Rate for the initial quarterly period shall be 8.9375%. "Interest Rate Determination Date" means, with respect to each quarterly period, the second London Banking Day prior to the first day of such quarterly period. "London Banking Day" means any day in which dealings in United States dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market. "LIBOR Fraction" means the actual number of days in the quarterly period divided by 360; provided, however, that the number of days in each quarterly period shall be calculated by including the first day of such quarterly period and excluding the last. "quarterly period" means the period from and including a scheduled payment date (or December 24, 1997, in the case of the initial quarterly period) through the day next preceding the following scheduled interest payment date. "Reference Banks" means each of Societe Generale, London Branch, The Chase Manhattan Bank, London Branch, Deutsche Bank, London Branch and Rabobank Nederland, London Branch, and any such replacement bank thereof as listed on the Reuters Screen LIBO Page and their respective successors, and if any such banks are not at the applicable time providing interest rates as contemplated within the definition of the "Applicable LIBOR Rate," Reference Banks shall mean the remaining bank or banks so providing such rates. In the event that less than two of such banks are providing such rates, the Company shall use reasonable efforts to appoint additional Reference Banks so that there are at least two such banks providing such rates; provided, however, that such banks appointed by the Company shall be London offices of leading banks engaged in the London interbank market. "Reuters Screen LIBO Page" means the display deigned as page "LIBO" on the Reuter Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London Interbank Offered Rates of leading banks).

          If the date due for payment of interest on or principal of the securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

          In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Securities then outstanding and that, prior to any such declaration, such holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the holder of this

Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

          Subject to certain exceptions set forth in the Indenture, the Indenture or the Securities may be amended without notice to any Holder but with the written consent of the Holders of at least a majority in outstanding principal amount of the Securities; provided that no such amendment shall (a)
                                    --------
reduce the amount of Securities whose Holders must consent to an amendment; (b) reduce the rate of or extend the time for payment of interest on any Security;
(c) reduce the principal of or extend the Stated Maturity of any Security; (d) reduce the premium payable upon the redemption or repurchase of any Security or change the time at which any Security may or shall be redeemed or repurchased in accordance with this Indenture; (e) make any Security payable in money other than that stated in the Security; (f) modify or affect in any manner adverse to the Holders the terms and conditions of the obligation of the Company for the due and punctual payment of the principal of or interest on Securities; or (g) make any change in Section 4.4 or 4.7 of the Indenture or the second sentence of
Section 7.2 of the Indenture, without the consent of each holder of Securities affected by such amendment.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligations of the Company or the Guarantors, which are absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

          The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any integral multiple thereof.

          The Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations in accordance with and subject to the limitations provided in the Indenture.

          Upon due presentment for registration of transfer of this Security, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

          At any time, the Company may redeem, in whole or in part, the Securities on not less than 30 nor more than 60 days' prior notice at a redemption price equal to 103.00% of the aggregate principal amount thereof if redeemed prior to January 15, 1999, 101.50% of the aggregate principal amount thereof if redeemed on or after January 15, 1999 and prior to January 15, 2000, 100.75% of the aggregate principal amount thereof if redeemed on or after January 15, 2000 and prior to January 15, 2001 and 100% of the aggregate principal amount thereof if redeemed on or after January 15, 2001, plus, in each case, accrued interest thereon to, but excluding, the date of redemption.

          Subject to payment by the Company of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

          The election of the Company to redeem any Securities pursuant to
Section 12.1 of the Indenture shall be evidenced by a resolution of the Board of Directors. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the redemption date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such redemption date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to
Section 12.4(e) of the Indenture.

          In the event of a Change of Control, the Company will make a Change of Control Offer to purchase all of the Securities outstanding at a price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest thereon to the date of purchase, pursuant to an offer made in conformity with the procedures set forth in Section 3.15 of the Indenture.

          In the event of certain Asset Dispositions, subject to certain conditions, the Company will make an Offer to purchase an aggregate principal amount of Securities outstanding equal to the amount of Net Available Cash at a price equal to 100% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest thereon to the date of purchase.

          The Company, the Trustee, and any authorized agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee or any authorized agent of the Company or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

          The Securities are subject to defeasance as described in the Indenture.

          No recourse shall be had for the payment of the principal of and premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

             [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEES]

          Each Guarantor has unconditionally and irrevocably guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, on a senior unsecured basis to each Holder and to the Trustee and its successors and assigns all obligations of the Company under this Indenture and the Securities. Each Guarantor has further agreed that the obligations of the Company may be extended or renewed, in whole or in part, without notice or further assent from such Guarantor, and that such Guarantor will remain bound under Article X of the Indenture notwithstanding any extension or renewal of any such obligation.

          The obligations of the Guarantors to the holders of Securities and to the Trustee pursuant to the Subsidiary Guarantees and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to the Indenture for the precise terms of the Subsidiary Guarantees.

                              SCHEIN PHARMACEUTICAL
                              INTERNATIONAL, INC.


                              By:
                                 -------------------------------------
                                 Name:
                                 Title:


                              SCHEIN PHARMACEUTICAL PA, INC.


                              By:
                                 -------------------------------------
                                 Name:
                                 Title:


                              SCHEIN PHARMACEUTICAL SERVICE
                              COMPANY, INC.


                              By:
                                 -------------------------------------
                                 Name:
                                 Title:

                              STERIS LABORATORIES, INC.


                              By:
                                 -------------------------------------
                                 Name:
                                 Title:


                              MARSAM PHARMACEUTICALS INC.


                              By:
                                 -------------------------------------
                                 Name:
                                 Title:


                              DANBURY PHARMACAL, INC.



                              By:
                                 -------------------------------------
                                 Name:
                                 Title:


                              DANBURY PHARMACAL PUERTO RICO, INC., as Guarantor

                              By:
                                 -------------------------------------
                                 Name:
                                 Title:

                               [ASSIGNMENT FORM]


For value received ____________________________________________________________

hereby sells, assigns and transfers unto



              ____________________________________________________________

              ____________________________________________________________
              Please insert social security or other identifying number of assignee

              Please print or typewrite name and address including zip code of assignee:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


the within Security and does hereby irrevocably constitute and appoint ________________________________ Attorney to transfer the Security on the books of the Company with full power of substitution in the premises.

Date:                 Your Signature:___________________________________________
                                         (Sign exactly as name appears on the
                                         other side of this Security)

                    Signature Guarantee:________________________________________

                      [OPTION OF HOLDER TO ELECT PURCHASE]


          If you want to elect to have the Security attached hereto purchased by the Company pursuant to Section 3.10 or 3.15 of the Indenture, check the appropriate box below:

     [_] Section 3.10           [_] Section 3.15

          If you want to elect to have only part of the Security purchased by the Company pursuant to Section 3.10 or Section 3.15 of the Indenture, state the amount you elect to have purchased:

$_____________________


Date:  _______________________           Your Signature:________________________
                                                 (Sign exactly as your name
                                                 appears on the Note)

                                         Tax Identification No.:________________

                                         Signature Guarantee:___________________

                                                                       EXHIBIT C


                       FORM OF TRANSFEROR CERTIFICATE FOR
                  TRANSFER FROM RESTRICTED GLOBAL SECURITY OR
                   RESTRICTED SECURITY TO RESTRICTED SECURITY
                     (Transfers Pursuant to (S) 2.5(b)(ii)
                      or (S) 2.5(b)(iv) of the Indenture)


                                                           _______________, 199_



[Trustee]
[Address]


          Re:  Schein Pharmaceutical, Inc.
               Senior Floating Rate Notes
               due 2004 (the "Securities")
               ---------------------------

          Reference is hereby made to the Indenture dated as of December __, 1997 (the "Indenture") among Schein Pharmaceutical, Inc., the Guarantors and _____________________, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

          This letter relates to $           aggregate principal amount of
Securities which are held [in the form of the Restricted Global Security (CUSIP
No.      ) with the Depository]/*/ in the name of [name of transferor] (the
"Transferor") to effect the transfer of the Securities.


          In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Securities, (ii) to a transferee that the Transferor reasonably believes (a) is an Institutional Accredited Investor and is acquiring Securities for its own account or for one or more accounts as to which the transferee exercises sole investment discretion and (b) is not a pharmaceutical company or an Affiliate of a pharmaceutical company, and (iii) and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

---------------
/*/  Insert and modify, if appropriate.

                              [Name of Transferor]


                              By:
                                  ------------------------------------
                              Name:
                                    ----------------------------------
                              Title:
                                     ---------------------------------

Dated:

cc:  Schein Pharmaceutical, Inc.

                                                                       EXHIBIT D


               FORM OF ACCREDITED INVESTOR TRANSFEREE CERTIFICATE
                     (Transfers Pursuant to (S) 2.5(b)(ii)
                      and (S) 2.5(b)(iv) of the Indenture)

                                                          ________________, 199_

[Trustee]
[Address]


          Re:  Schein Pharmaceutical, Inc.
               Senior Floating Rate Notes
               due 2004 (the "Securities")
               ---------------------------

          Reference is hereby made to the Indenture dated as of December __, 1997 (the "Indenture") among Schein Pharmaceutical, Inc., the Guarantors and ________________________________, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

          This letter relates to $         aggregate principal amount of
Securities which are held [in the form of the Global Security (CUSIP No.     )
with the Depository]/*/ in the name of [name of transferor] (the "Transferor") to effect the transfer of the Securities to the undersigned.

          In connection with such request, and in respect of such Securities, we confirm that:

          1. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to or for the account or benefit of U.S. persons, except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a domestic broker-dealer) to the Trustee (as defined in the Indenture relating to the Securities) a signed letter containing certain representations and agreements relating to the


---------------
/*/  Insert and modify, if appropriate.

     the restrictions on transfer of the Securities (the form of which letter can be obtained from the Trustee), (D) outside the United States in accordance with Regulation S under the Securities Act (if available), (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act.

          2. We understand that, on any proposed resale of Securities, we will be required to furnish to the Trustee and the Company such certification, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions.

          3. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

          4. We are a corporation, partnership or other entity or person having such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and we are (or any account for which we are purchasing is) an Institutional Accredited Investor, able to bear the economic risk of investment in the Securities.

          5. We are acquiring the Securities for our own account (or for accounts as to which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter) and not with a view to any distribution of the Securities, subject, nevertheless, to the understanding that the disposition of our property shall at all times be and remain within our control.

          6. We understand that (a) the Securities will be delivered to us in registered form only and that the certificate delivered to us in respect of the Securities will bear a legend substantially to the following effect:

               THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE

          501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INSTITUTION"), OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION AND (2) AGREES THAT IT WILL NOT, WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO SCHEIN PHARMACEUTICAL, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN ACCREDITED INSTITUTION THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
          (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE HEREOF, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INSTITUTION, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          and (b) such certificates will be reissued without the foregoing legend only in the event of a disposition of the Securities in accordance with the provisions of Section 2.5 of the Indenture.

          7. We agree that we will give to each person to whom we transfer Securities notice of any restrictions on transfer of Securities.

          8. We acknowledge that the Trustee will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the Trustee that the restrictions set forth herein have been complied with.

          9. We acknowledge that the Company, the Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations or agreements and agree that if any of the acknowledgments, representations or agreements deemed to have been made by our purchase of Notes are no longer accurate, we shall promptly notify the Company and the Trustee.

          The Company and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                              Very truly yours,

                              [Name of Purchaser]

                              By:
                                  ___________________________________
                              Name:
                                    _________________________________
                              Title:
                                     ________________________________

Dated:

cc:  Schein Pharmaceutical, Inc.

                                                                       EXHIBIT E

                       FORM OF LEGAL OPINION ON TRANSFER

                                                       _________________, 199[ ]

[Trustee]
[Address]


          Re:  Schein Pharmaceutical, Inc.
               Senior Floating Rate Notes
               due 2004 (the "Securities")
               ---------------------------

Ladies and Gentlemen:

          This opinion is being furnished to you in connection with the sale by __________________ (the "Transferor") to ____________________________ (the
"Purchaser") of $_____________ aggregate principal amount of _______ Senior Floating Rate Notes due 2004 of Schein Pharmaceutical, Inc. (the "Securities").

          We have examined such documents and records as we have deemed appropriate. In our examination of the foregoing, we have assumed the authenticity of all documents, the genuineness of all signatures and the due authorization, execution and delivery of the aforementioned by each of the parties thereto. We have further assumed the accuracy of the representations contained in the documents set forth above made by the parties executing such documents. We have also assumed that the sale of the Securities to the Transferor was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act").

          Based on the foregoing, we are of the opinion that the sale to the Purchaser of the Securities does not require registration of such Securities under the Securities Act.

                              Very truly yours,

                                                                       EXHIBIT F

                   FORM OF TRANSFER CERTIFICATE FOR TRANSFER
             FROM RESTRICTED SECURITY TO RESTRICTED GLOBAL SECURITY
            (Transfers Pursuant to (S) 2.5(b)(iii) of the Indenture)

[Trustee]
[Address]

          Re:  Schein Pharmaceutical, Inc.
               Senior Floating Rate Notes
               due 2004 (the "Securities")
               ---------------------------

          Reference is hereby made to the Indenture dated as of December __, 1997 (the "Indenture") among Schein Pharmaceutical, Inc., the Guarantors and ________________________, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

          This letter relates to $            aggregate principal amount of
Securities which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of the Securities in exchange for an equivalent beneficial interest in the Restricted Global Security.

          In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Securities and
(ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee and any such account is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities law of any state of the United States.

                              [Name of Transferor]

                              By:
                                  ------------------------------------
                              Name:
                                    ----------------------------------
                              Title:
                                     ---------------------------------

Dated:

cc:  Schein Pharmaceutical, Inc.

                                  SCHEDULE 1.1

                               PERMITTED HOLDERS

Marvin H. Schein.

Trust established by Marvin H. Schein under trust agreement dated September 9, 1994 (including trustee thereunder)

Trust established by Marvin H. Schein under trust agreement dated December 31, 1993 (including trustee thereunder)

Trust established by Pamela Schein under trust agreement dated October 26, 1994 (including trustee thereunder)

Trust established by the trustees under article fourth of the Will of Jacob M. Schein for the benefit of Pamela Schein and her issue under trust agreement dated September 29, 1994 (including trustee thereunder)

Pamela Joseph

Trust established by Pamela Joseph under trust agreement dated September 28, 1994 (including trustee thereunder)

Martin Sperber

Trust established by Martin Sperber under trust agreement dated December 31, 1993 (including trustee thereunder)

Trust established by Martin Sperber under trust agreement dated April 28, 1995 (including trustee thereunder)

Stanley M. Bergman

Trust established by Stanley M. Bergman under trust agreement dated December 31, 1993 (including trustee thereunder)

Trust established by Stanley M. Bergman under trust agreement dated April 14, 1995 (including trustee thereunder)

Voting Trustee under Voting Trust Agreement dated September 30, 1994 (including trustee thereunder)